UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

                Proxy Statement Pursuant to Section 14(a) of the
                        Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[X] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))
[ ] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to section 240.14a-12


                        THE ADVISORS' INNER CIRCLE FUND
                (Name of Registrant as Specified In Its Charter)

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     1)   Title of each class of securities to which transaction applies:

     2)   Aggregate number of securities to which transaction applies:

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     4)   Proposed maximum aggregate value of transaction:

     5)   Total fee paid:

[ ] Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.


     1)   Amount Previously Paid:

     2)   Form, Schedule or Registration Statement No.:

     3)   Filing Party:

     4)   Date Filed:

                 CORNERSTONE ADVISORS PUBLIC ALTERNATIVES FUND

                                  A SERIES OF

                        THE ADVISORS' INNER CIRCLE FUND
                            ONE FREEDOM VALLEY DRIVE
                            OAKS, PENNSYLVANIA 19456

Dear Shareholder:

          Notice is hereby given that a Special Meeting of Shareholders (the "Meeting") of the Cornerstone Advisors Public Alternatives Fund (the "Fund"), a series of The Advisors' Inner Circle Fund (the "Trust"), will be held at [___ a.m.], Eastern time, on June 27, 2014. If you were a shareholder of record of the Fund as of the close of business on May 30, 2014, you are entitled to vote at the Meeting, and any adjournment of the Meeting.

           Cornerstone Advisors, Inc. ("Cornerstone") currently acts as investment adviser to the Fund. At the Meeting, shareholders will be asked to consider the following proposals (together, the "Proposals") with respect to the Fund:

PROPOSAL 1.  To appoint AJO, LP ("AJO") as a sub-adviser of the Fund and approve an investment sub-advisory agreement between Cornerstone and AJO with respect to the Fund.

PROPOSAL 2.  To appoint Wells Fargo Portfolio Risk Advisors, a Division of
             Structured Asset Investors, LLC ("WFPRA") as a sub-adviser of the Fund and approve an investment sub-advisory agreement between Cornerstone and WFPRA with respect to the Fund.

          If the Proposals are approved by the Fund's shareholders, AJO and WFPRA will each manage a portion of the Fund's assets as described in the accompanying proxy materials.

          THE BOARD OF TRUSTEES OF THE ADVISORS' INNER CIRCLE FUND HAS UNANIMOUSLY APPROVED THE PROPOSALS AND RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSALS AS DESCRIBED IN THE PROXY STATEMENT.

          YOUR VOTE IS IMPORTANT TO US. PLEASE TAKE A FEW MINUTES TO REVIEW THIS PROXY STATEMENT AND VOTE YOUR SHARES TODAY. We have enclosed a proxy card that we ask you to complete, sign, date and return as soon as possible, unless you plan to attend the Meeting. You may also vote your shares by telephone, through the Internet or in person. Please follow the enclosed instructions to utilize any of these voting methods. If we do not receive your vote promptly, you may be contacted by a representative of the Fund, who will remind you to vote your shares.

          Thank you for your attention and consideration of these important proposals and for your investment in the Fund. If you need additional information, please call shareholder services at 1-800-581-3949.

Sincerely,

/s/ Michael Beattie

Michael Beattie
President

PROMPT EXECUTION AND RETURN OF THE ENCLOSED PROXY CARD IS REQUESTED. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE, ALONG WITH INSTRUCTIONS ON HOW TO VOTE OVER THE INTERNET OR BY TELEPHONE, SHOULD YOU PREFER TO VOTE BY ONE OF THOSE METHODS.

                        IMPORTANT NEWS FOR SHAREHOLDERS

          While we encourage you to read the full text of the enclosed Proxy Statement, for your convenience here is a brief overview of the matters that requires your vote as a shareholder of the Cornerstone Advisors Public Alternatives Fund (the "Fund"), a series of The Advisors' Inner Circle Fund (the "Trust").

QUESTIONS AND ANSWERS

Q.   WHY AM I RECEIVING THESE PROXY MATERIALS?

A. We are sending you these proxy materials, which include a notice of special meeting of shareholders (the "Meeting"), a proxy statement and a proxy card, on behalf of the Fund because Cornerstone Advisors, Inc. ("Cornerstone"), the Fund's investment adviser, has proposed appointing AJO, LP ("AJO") and Wells Fargo Portfolio Risk Advisors, a Division of Structured Asset Investors, LLC ("WFPRA" and, together with AJO, the "Sub-Advisers") as sub-advisers to the Fund.

     The Board of Trustees (the "Board") of the Trust is soliciting your proxy to vote at the Meeting and at any adjournments or postponements of the Meeting. As a shareholder of the Fund, you are being asked to consider the following proposals (together, the "Proposals") with respect to the Fund:

     PROPOSAL 1. To appoint AJO as a sub-adviser of the Fund and approve an investment sub-advisory agreement between Cornerstone and AJO with respect to the Fund (the "AJO Sub-Advisory Agreement").

     PROPOSAL 2. To appoint WFPRA as a sub-adviser of the Fund and approve an investment sub-advisory agreement between Cornerstone and WFPRA with respect to the Fund (the "WFPRA Sub-Advisory Agreement").

     You are receiving these proxy materials because you have the right to vote on the Proposals in connection with your investment in the Fund.

Q.   WHY DOES CORNERSTONE WISH TO RETAIN AJO AND WFPRA AS SUB-ADVISERS TO
     THE FUND?

A. Cornerstone believes that the emerging markets long/short strategy employed by AJO and the options strategy employed by WFPRA each provides enhanced diversification benefits and the opportunity to improve the portfolio efficiency of the Fund, and is consistent with the Fund's investment objective.

Q.   HOW WILL THE APPROVAL OF THE PROPOSALS AFFECT THE FUND?

A. Upon shareholder approval, AJO and WFPRA will each manage, in accordance with the Fund's investment objective and strategy, the portion of the Fund's assets allocated to it by Cornerstone.

Q. HOW WILL THE APPROVAL OF THE PROPOSALS AFFECT THE FEES AND EXPENSES OF THE FUND?

A. As discussed in further detail in the proxy statement, the approval of the Proposals is expected to result in an increase in the management fees but a decrease in the "Acquired Fund Fees and Expenses" paid by the Fund.

Q.   WHAT HAPPENS IF THE PROPOSALS ARE NOT APPROVED BY SHAREHOLDERS OF THE
     FUND?

A. If the Proposals are not approved by shareholders of the Fund, the services of the Sub-Advisers will not be retained, and the Fund will not benefit from their expertise and the performance attributes of their respective investment strategies. Regardless, if the Proposals are not approved for the Fund, Cornerstone and the Board will then take such further action as they deem to be in the best interests of the Fund's shareholders.

Q.   HOW DOES THE BOARD RECOMMEND THAT I VOTE?

A. The Board, including all of the Trustees who are not "interested persons" (as defined in the Investment Company Act of 1940, as amended) of the Trust, has approved (1) the appointment of AJO as a sub-adviser of the Fund and the AJO Sub-Advisory Agreement; and (2) the appointment of WFPRA as a sub-adviser of the Fund and the WFPRA Sub-Advisory Agreement.
     The Board unanimously recommends that shareholders of the Fund vote in favor of the Proposals.

Q.   HOW DO I PLACE MY VOTES?

A. You may provide the Trust with your votes via mail, by Internet, by telephone, or in person. You may use the enclosed postage-paid envelope to mail your proxy card. Please follow the enclosed instructions to utilize any of these voting methods. If you need more information on how to vote, or if you have any questions, please call shareholder services at 1-800-581-3949.

Q.   WHOM DO I CALL IF I HAVE QUESTIONS?

A. We will be happy to answer your questions about this proxy solicitation. Please call shareholder services at 1-800-581-3949 between 8:30 a.m.
     and 5:00 p.m., Eastern time, Monday through Friday.

PROMPT EXECUTION AND RETURN OF THE ENCLOSED PROXY CARD IS REQUESTED. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE, ALONG WITH INSTRUCTIONS ON HOW TO VOTE OVER THE INTERNET OR BY TELEPHONE, SHOULD YOU PREFER TO VOTE BY ONE OF THOSE METHODS.

                 CORNERSTONE ADVISORS PUBLIC ALTERNATIVES FUND

                                  A SERIES OF

                        THE ADVISORS' INNER CIRCLE FUND
                            ONE FREEDOM VALLEY DRIVE
                                 OAKS, PA 19456

                                   NOTICE OF
                        SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON JUNE 27, 2014

Notice is hereby given that a Special Meeting of Shareholders (the "Meeting") of the Cornerstone Advisors Public Alternatives Fund (the "Fund"), a series of The Advisors' Inner Circle Fund (the "Trust"), will be held at the offices of SEI Investments Global Funds Services, One Freedom Valley Drive, Oaks, Pennsylvania 19456, on June 27, 2014 at [___ a.m.], Eastern time.

At the Meeting, shareholders of record of the Fund ("Shareholders") will be asked to consider the following proposals with respect to the Fund:

PROPOSAL 1.  To appoint AJO, LP ("AJO") as a sub-adviser of the Fund and approve an investment sub-advisory agreement between Cornerstone Advisors, Inc. and AJO with respect to the Fund.

PROPOSAL 2.  To appoint Wells Fargo Portfolio Risk Advisors, a Division of
             Structured Asset Investors, LLC ("WFPRA") as a sub-adviser of the Fund and approve an investment sub-advisory agreement between Cornerstone Advisors, Inc. and WFPRA with respect to the Fund.

All Shareholders are cordially invited to attend the Meeting. However, if you are unable to attend the Meeting, you are requested to mark, sign and date the enclosed proxy card and return it promptly in the enclosed, postage-paid envelope so that the Meeting may be held and a maximum number of shares may be voted. In addition, you can vote easily and quickly by Internet, by telephone or in person. Your votes are important no matter how many shares you own. You may change your votes even though a proxy has already been returned by written notice to the Trust, by submitting a subsequent proxy using the mail, by Internet, by telephone or by voting in person at the Meeting.

Shareholders of record of the Fund at the close of business on May 30, 2014 are entitled to notice of and to vote at the Meeting or any adjournment thereof.

     IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE
                SHAREHOLDER MEETING TO BE HELD ON JUNE 27, 2014.

The proxy statement is available at www.proxyonline.com/docs/cornerstone.pdf.


                                             By Order of the Board of Trustees

                                             /s/ Michael Beattie

                                             Michael Beattie
                                             President

                 CORNERSTONE ADVISORS PUBLIC ALTERNATIVES FUND

                                  A SERIES OF

                        THE ADVISORS' INNER CIRCLE FUND
                            ONE FREEDOM VALLEY DRIVE
                                 OAKS, PA 19456

                                PROXY STATEMENT
                        SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON JUNE 27, 2014

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees of The Advisors' Inner Circle Fund (the "Trust"), on behalf of the Cornerstone Advisors Public Alternatives Fund (the "Fund"), to be voted at a special meeting of shareholders of the Fund at the offices of the Fund's administrator, SEI Investments Global Funds Services, One Freedom Valley Drive, Oaks, Pennsylvania 19456, on June 27, 2014 at [___ a.m.], Eastern time, and at any and all adjournments thereof (the "Meeting"). Shareholders of record of the Fund at the close of business on May 30, 2014 (the "Record Date") are entitled to notice of, and to vote at, the Meeting. The proxy card and this proxy statement are being mailed to Shareholders on or about June 12, 2014.

The Trust currently offers one class of shares of beneficial interest ("Shares") of the Fund: Institutional Class Shares. Each full Share will be entitled to one vote at the Meeting and each fraction of a Share will be entitled to the fraction of a vote equal to the proportion of a full share represented by the fractional Share. As of the Record Date, the Fund had [____] Shares issued and outstanding.

As used in this Proxy Statement, the term "Board" refers to the Board of Trustees of the Trust. The term "Trustee" includes each trustee of the Board. A Trustee who is not an "interested person," as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), of the Trust is referred to in this proxy statement as an "Independent Trustee."

PROPOSAL 1:   TO APPOINT AJO, LP ("AJO") AS A SUB-ADVISER OF THE FUND AND
              APPROVE AN INVESTMENT SUB-ADVISORY AGREEMENT BETWEEN CORNERSTONE
              ADVISORS, INC. ("CORNERSTONE") AND AJO WITH RESPECT TO THE FUND

                           DESCRIPTION OF PROPOSAL 1

Shareholders of the Fund are being asked to appoint AJO as a sub-adviser of the Fund and approve a sub-advisory agreement between Cornerstone, the Fund's investment adviser, and AJO (the "AJO Sub-Advisory Agreement") with respect to the Fund ("Proposal 1"). Pursuant to the AJO Sub-Advisory Agreement, AJO will manage the portion of the Fund's assets allocated to it by Cornerstone in accordance with the Fund's investment objective and strategies as described in its registration statement.

As described in more detail below, at its Board Meeting held on May 13, 2014 (the "Board Meeting"), the Board, including all of the Independent Trustees, unanimously approved (a) the appointment of AJO as a sub-adviser to the Fund and (b) the AJO Sub-Advisory Agreement. In addition, the Board, including all of the Independent Trustees, unanimously recommended the approval of the AJO Sub-Advisory Agreement to the Fund's shareholders.

Cornerstone believes that the emerging markets long/short strategy employed by AJO provides enhanced diversification benefits and the opportunity to improve the portfolio efficiency of the Fund, and is consistent with the Fund's investment objective. AJO seeks to allocate capital across a diversified portfolio of emerging market equities using a long/short process. AJO's long strategy is anticipated to be managed at approximately 100% of capital, with the corresponding short strategy at approximately 80% of capital, resulting in a net long position of approximately 20%. Over time, as liquidity trends dictate, AJO may move toward more of a "market neutral" approach that is 100% long & 100% short, resulting in a net 0% position.

AJO's disciplined quantitative process includes fundamental value, momentum and management factors to actively select stocks in the portfolio. AJO allocates assets to a mix of 21 primarily emerging market countries as defined by the MSCI Emerging Markets Index, as well as five select developed markets that have significant economic exposure to emerging markets. Such countries include Australia, Canada, Hong Kong, New Zealand and Singapore. Based on liquidity, AJO's strategy will also invest in eight select "frontier" countries including Argentina, Kuwait, Latvia, Nigeria, Morocco, Pakistan, UAE and Qatar. AJO considers frontier countries to be those countries defined as frontier markets by MSCI and meeting AJO's investment criteria such as liquidity.

Cornerstone recommends that shareholders vote in favor of Proposal 1 to appoint AJO as a sub-adviser of the Fund and to approve the AJO Sub-Advisory
Agreement.

PROPOSAL 2:   TO APPOINT WELLS FARGO PORTFOLIO RISK ADVISORS, A DIVISION OF
              STRUCTURED ASSET INVESTORS, LLC ("WFPRA") AS A SUB-ADVISER OF THE
              FUND AND APPROVE AN INVESTMENT SUB-ADVISORY AGREEMENT BETWEEN
              CORNERSTONE AND WFPRA WITH RESPECT TO THE FUND

                           DESCRIPTION OF PROPOSAL 2

Shareholders of the Fund are being asked to appoint WFPRA as a sub-adviser of the Fund and approve a sub-advisory agreement between Cornerstone, the Fund's investment adviser, and WFPRA (the "WFPRA Sub-Advisory Agreement" and, together with the AJO Sub-Advisory Agreement, the "Sub-Advisory Agreements") with respect to the Fund ("Proposal 2" and, together with Proposal 1, the "Proposals"). Pursuant to the WFPRA Sub-Advisory Agreement, WFPRA will manage the portion of the Fund's assets allocated to it by Cornerstone in accordance with the Fund's investment objective and strategies as described in its registration statement.

As described in more detail below, at the Board Meeting, the Board, including all of the Independent Trustees, unanimously approved (a) the appointment of WFPRA as a sub-adviser to the Fund and (b) the WFPRA Sub-Advisory Agreement. In addition, the Board, including all of the Independent Trustees, unanimously recommended the approval of the WFPRA Sub-Advisory Agreement to the Fund's shareholders.

Cornerstone believes that the options strategy employed by WFPRA provides enhanced diversification benefits and the opportunity to improve the portfolio efficiency of the Fund, and is consistent with the Fund's investment objective. WFPRA seeks to allocate capital in a long/short fashion on listed option contracts for the S&P 500 Index. WFPRA's goal is to capitalize on option market pricing inefficiencies. The strategy is designed to produce positive returns during flat to down markets, in contrast to other traditional and alternative strategies that are designed to produce positive returns only during rising markets. The tradeoff of this strategy is limiting the upside and also participating in the downside during steep market declines. WFPRA will roll these option contracts monthly so that performance is designed to be based on the unique path of daily returns for each month. Collateral will be managed 50/50 in "on the run" 10 year treasury bonds and cash equivalents.

Cornerstone recommends that shareholders vote in favor of Proposal 2 to appoint WFPRA as a sub-adviser of the Fund and to approve the WFPRA Sub-Advisory Agreement.

                                     * * *

                    INFORMATION APPLICABLE TO BOTH PROPOSALS

                               1940 ACT MAJORITY

In general, the 1940 Act requires all new investment advisory agreements, including sub-advisory agreements, to be approved by the vote of a "majority of the outstanding voting securities" (as defined in the 1940 Act) of a registered investment company. Under the 1940 Act, the vote of a "majority of the outstanding voting securities" of the Fund means the affirmative vote of the lesser of: (a) 67% or more of the voting securities present at the Meeting or represented by proxy if the holders of more than 50% of the outstanding voting securities are present or represented by proxy; or (b) more than 50% of the outstanding voting securities (a "1940 Act Majority"). Approval of each Proposal requires the affirmative vote of a 1940 Act Majority of the Fund's Shares, and shareholders will vote on each Proposal separately. Accordingly, the purpose of this Proxy Statement is to submit the Sub-Advisory Agreements to a vote of the Fund's shareholders pursuant to the requirements of the 1940 Act described above.

                        VOTING AUTHORITY OF CORNERSTONE

Certain separate account clients of Cornerstone have delegated proxy voting responsibility to Cornerstone pursuant to the terms of their investment advisory agreements with Cornerstone. Accordingly, Cornerstone has the authority to vote on behalf of these separate account clients the Shares held by these clients in the Fund. Cornerstone will vote any Shares of the Fund over which it has voting authority consistent with its proxy voting policies and procedures.

Pursuant to its procedures, Cornerstone has established a Proxy Policy Committee (the "Proxy Committee") for the purpose of reviewing and resolving any apparent or potential conflicts of interest. At its meetings, the Proxy Committee determined, after reviewing all relevant information, that there are no material conflicts of interest that arise with respect to Cornerstone voting on the Proposal described in this proxy statement. A summary of the material factors considered by the Proxy Committee in connection with its determination that the Proposals do not raise any material conflicts of interest is set forth below.

The Proxy Committee considered the Board's considerations and conclusions with respect to approving the Sub-Advisory Agreements. The Proxy Committee further considered the fact that Cornerstone undertook an extensive due diligence process in selecting AJO and WFPRA as potential sub-advisers for the Fund. The Proxy Committee considered that, as a result of this due diligence process, Cornerstone selected AJO and WFPRA over other candidates solely because of its belief that appointing AJO and WFPRA as sub-advisers provides a greater opportunity to benefit the Fund and its shareholders relative to other candidates. In addition, the Proxy Committee took into account that Cornerstone does not have any business relationships with AJO or WFPRA or their officers or directors other than the proposed adviser-sub-adviser relationships with respect to the Fund.

The table below provides a breakdown, as of the Record Date, of outstanding Shares of the Fund for which Cornerstone was believed to possess voting power. The Shares to be voted by Cornerstone in accordance with the recommendation of the Proxy Committee constitutes a 1940 Act Majority of the Fund's Shares.

NUMBER OF SHARES                APPROXIMATE PERCENTAGE OF FUND
[____]                          [____]

DIFFERENCES BETWEEN CURRENT FUND FEES AND EXPENSES AND FUND FEES AND EXPENSES IF THE PROPOSALS ARE APPROVED

     o CURRENT AND PROPOSED FEE ARRANGEMENT

Cornerstone currently serves as the investment adviser to the Fund pursuant to an investment advisory agreement between the Trust and Cornerstone, dated May 1, 2014. As investment adviser, Cornerstone manages the Fund pursuant to a manager-of-managers structure, whereby Cornerstone has overall responsibility for the general management and day-to-day operations of the Fund, but has retained investment sub-advisers to make the investment decisions for allocated portions of the Fund's assets. Cornerstone also invests portions of the Fund's assets not allocated to sub-advisers directly in unaffiliated mutual funds.

For its services as investment adviser, the Fund pays Cornerstone an investment advisory fee of 0.01% of the Fund's average daily net assets. Each sub-adviser receives a fee from the Fund based on the portion of the Fund's assets allocated to such sub-adviser by Cornerstone. As discussed in the Fund's prospectus, asset allocations to the sub-advisers and underlying mutual funds may vary over the course of a fiscal year and, consequently, the total management fee payable by the Fund will fluctuate. With respect to Fund assets allocated to underlying mutual funds, the Fund will indirectly bear the management fee and other expenses of the underlying mutual funds.

If shareholders approve the Proposals, Cornerstone intends to allocate [___]% of the Fund's assets to

AJO and [___]% of the Fund's assets to WFPRA (together, the "Allocable Portion"). The Allocable Portion is currently managed by other sub-advisers to the Fund or invested by Cornerstone directly in unaffiliated mutual funds. The transitioning of the Allocable Portion may result in capital gains distributions to shareholders, and such distributions may be material. In addition, while the Fund would pay a management fee directly to AJO and WFPRA in connection with the Allocable Portion reallocated from the underlying mutual funds, the Fund would no longer indirectly bear the management fee and other expenses of the underlying mutual funds in connection with those same assets.

     o ACTUAL AND PRO FORMA ADVISORY AND SUB-ADVISORY FEES PAID

The following table sets forth (i) the actual advisory and sub-advisory fees paid by the Fund during the fiscal year ended October 31, 2013; (ii) the pro forma advisory and sub-advisory fees the Fund would have paid during such period if AJO and WFPRA had been sub-advisers to the Fund (the calculation assumes AJO and WFPRA would collectively manage the entire Allocable Portion) and (iii) the difference between actual and pro forma fees as a percentage of actual fees.

-------------------------------------------------------------------------------------------------------
ACTUAL ADVISORY AND SUB-           PRO FORMA ADVISORY AND SUB-        DIFFERENCE BETWEEN ACTUAL AND
ADVISORY FEES PAID DURING          ADVISORY FEES PAID DURING          PRO FORMA ADVISORY AND SUB-
FISCAL YEAR ENDED OCTOBER 31,      FISCAL YEAR ENDED OCTOBER 31,      ADVISORY FEES PAID
2013                               2013                               (AS A % OF ACTUAL FEES)
-------------------------------------------------------------------------------------------------------
$[XX]                              $[XX]                              $[XX]
-------------------------------------------------------------------------------------------------------

     o ACTUAL AND PRO FORMA EXPENSE TABLES

The Fund's operating expenses are paid out of its assets, and thus are directly borne by shareholders. The fee table below compares the Fund's operating expenses for the fiscal year ended October 31, 2013 to the Fund's pro forma expenses, assuming the Proposals had been approved by the Fund's shareholders at the beginning of that fiscal year.


                                                      Institutional Shares
                                                    Actual       Pro Forma(1)
                                                    ----------------------------
Management Fee                                      0.43%(2)       [XX]%
Other Expenses
Shareholder Servicing Fee                           0.05%          0.05%
Dividend, Interest and Stock Loan                   0.38%          [XX]%
Expense on Securities Sold Short
Remaining Other Expenses                            0.19%          [XX]%
Total Other Expenses                                1.05%          [XX]%
Acquired Fund Fees and Expenses                     1.02%          [XX]%(3)
Total Annual Fund Operating Expenses                2.07%          [XX]%

(1) The pro forma expense figures assume AJO and WFPRA would collectively manage [XX]% of the Fund's assets, equal to the entire Allocable Portion.

(2) The fee shown is the total management fee actually paid by the Fund to Cornerstone and its sub-advisers during the fiscal year ended October 31, 2013 based on the allocation of Fund assets among the sub-advisers during such time. Each sub-adviser receives a fee from the Fund based on the portion of the Fund's assets allocated to such sub-adviser. Asset allocations and fees payable to the sub-advisers may vary and, consequently, the total management fee actually payable by the Fund will fluctuate and may be higher or lower than that shown above.

(3) Acquired Fund Fees and Expenses are indirect expenses incurred by the Fund through its investments in underlying mutual funds. The pro forma Acquired Fund Fees and Expenses reflect the reallocation of the Fund's assets from the underlying mutual funds to AJO and WFPRA. In connection with such reallocation, the Fund directly would pay AJO and WFPRA a management fee but no longer would bear indirectly the expenses of the underlying mutual funds in which such assets were previously invested.

     o ACTUAL AND PRO FORMA EXPENSE EXAMPLES

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that (i) you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods, (ii) your investment has a 5% return each year, (iii) the Fund's operating expenses remain the same, and (iv) with respect to the pro forma expense example, AJO and WFPRA would collectively manage [XX]% of the Fund's assets, equal to the entire Alocable Portion.


                                       ACTUAL               PRO FORMA
1 Year                                   $210                 $[XX]
3 Years                                  $649                 $[XX]
5 Years                                $1,114                 $[XX]
10 Years                               $2,400                 $[XX]


        DESCRIPTION OF THE MATERIAL TERMS OF THE SUB-ADVISORY AGREEMENTS

As described in more detail below, at the Board Meeting, the Board considered the approval of the Sub-Advisory Agreements pursuant to which AJO and WFPRA will each act as a sub-adviser for the Fund. The form of the AJO Sub-Advisory Agreement is included as Appendix A and the form of the WFPRA Sub-Advisory Agreement is included as Appendix B. The terms of the Sub-Advisory Agreements are the same in all material respects. Although the summary of all material terms of the Sub-Advisory Agreements below is qualified in its entirety by reference to the form of the AJO Sub-Advisory Agreement included as Appendix A and the form of the WFPRA Sub-Advisory Agreement included as Appendix B, shareholders should still read the summary below carefully. Set forth below is a summary of all material terms of the Sub-Advisory Agreements.

     o INVESTMENT ADVISORY SERVICES

Each Sub-Adviser is responsible for providing the following investment advisory services to the Fund under its Sub-Advisory Agreement: (i) regularly providing the Fund with investment research, advice and supervision; (ii) continuously furnishing an investment program for the portion of the Fund's assets allocated to it by Cornerstone; (iii) deciding what securities and other assets of the Fund will be purchased, retained or sold with respect to the portion of the Fund's assets entrusted to it; (iv) arranging for the purchase and the sale of securities and other assets held by the Fund by placing purchase and sale orders with brokers or dealers selected by the Sub-Adviser; (v) in its selection of brokers or dealers and the placing of orders, seeking the most favorable execution and net price available under the circumstances; and (vi) providing Cornerstone or the Board with periodic reports concerning the obligations the Sub-Adviser has assumed under its Sub-Advisory Agreement as Cornerstone or the Board may reasonably request. All services provided by a Sub-Adviser under its Sub-Advisory Agreement are required to be performed in accordance with the Fund's registration statement, compliance policies and procedures, and governing documents, the instructions and directions of Cornerstone and of the Board, and the requirements of the 1940 Act and other applicable laws.

     o INDEMNIFICATION

Each Sub-Adviser has an obligation under its Sub-Advisory Agreement to indemnify and hold harmless the Trust, each affiliated person of the Trust as defined in the 1940 Act, and each person who controls the Trust as defined in the Securities Act of 1933, as amended (each a "Trust Indemnified Party"), against any and all losses, claims, damages, expenses or liabilities (including reasonable counsel fees and other related expenses) arising out of or based upon: (i) a breach by the Sub-Adviser of its Sub-Advisory Agreement or of the representations and warranties made by the Sub-Adviser in its Sub-Advisory Agreement; (ii) any loss (including transaction costs) incurred by the Fund as a result of any investment made by the Sub-Adviser in contravention of: (a) any investment policy, guideline or restriction set forth in the Fund's registration statement or as approved by the Board from time to time and provided to the Sub-Adviser; or (b) applicable law, including but not limited to the 1940 Act and the Internal Revenue Code of 1986, as amended (the "Code");
(iii) so far as they specifically relate to the portion of the Fund's assets allocated to the Sub-Adviser, any untrue statement or alleged untrue statement of a material fact contained in any of the Fund's registration statement, summary prospectus, prospectus, statement of additional information, periodic reports to shareholders, reports and schedules filed with the Securities and Exchange Commission (including any amendment, supplement or sticker to any of the foregoing) and advertising and sales material relating to the Fund (collectively, "Disclosure Documents"), or the omission or alleged omission from a Disclosure Document of a material fact required to be stated therein or necessary to make the statements therein not misleading; or (iv) the Sub-Adviser's performance or non-performance of its duties under its Sub-Advisory Agreement. However, each Sub-Adviser foregoing indemnification obligation will be reduced to the extent that any loss, claim, damage, expense or liability experienced by a Trust Indemnified Party is caused by the Trust Indemnified Party's own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the Trust Indemnified Party's office with the Trust.

Under each Sub-Advisory Agreement, Cornerstone has an obligation to indemnify and hold harmless the applicable Sub-Adviser, and its officers, directors and employees (any such person, a "Sub-Adviser Indemnified Party") against any and all losses, claims, damages, expenses or liabilities (including reasonable counsel fees and other related expenses) arising out of or based upon: (i) a breach by Cornerstone of the Sub-Advisory Agreement or of the representations and warranties made by Cornerstone therein; (ii) any untrue statement or alleged untrue statement of a material fact contained in any Disclosure Document or the omission or alleged omission from a Disclosure Document of a material fact required to be stated therein or necessary to make the statements therein not misleading for which such Sub-Adviser is not otherwise responsible; or (iii) Cornerstone's performance or non-performance of its duties hereunder; provided, however, that nothing herein shall be deemed to protect any Sub-Adviser Indemnified Party against any liability to which such Sub-Adviser Indemnified Party would otherwise be subject by reason or willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person.

     o MAINTENANCE OF BOOKS AND RECORDS

Under each Sub-Advisory Agreement, the applicable Sub-Adviser is required to maintain separate books and detailed records of all matters pertaining to the Allocable Portion advised by such Sub-Adviser as are required of an investment adviser of an investment company pursuant to the 1940 Act and the Investment Advisers Act of 1940, as amended (the "Advisers Act") and the rules thereunder (other than those records being maintained by Cornerstone or the Fund's other service providers) relating to its responsibilities under the Sub-Advisory Agreement, and shall preserve such records for the periods and in the manner prescribed by Rule 31a-2 under the 1940 Act.

     o REPORTING OBLIGATION

Each Sub-Adviser has an obligation to provide the Trust's Chief Compliance Officer and Cornerstone with quarterly compliance reports. Each Sub-Adviser also has an obligation to notify the Trust's Chief Compliance Officer and Cornerstone immediately upon detection of (i) any material failure to manage any Fund in accordance with its investment objectives and policies or any applicable law; or (ii) any material breach of any of the Fund's or Cornerstone's policies, guidelines or procedures.

     o DURATION AND TERMINATION

If approved by shareholders at the Meeting, each Sub-Advisory Agreement is scheduled to continue in effect for an initial two year term, and may be continued from year to year thereafter if approved by (a) a majority vote of the Board, including a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval or as otherwise required by the 1940 Act, or (b) the vote of a majority of the outstanding voting securities of the Fund. Each Sub-Advisory Agreement can be terminated
(a) by the Trust, without the payment of any penalty, by vote of its Board or with respect to the Fund, without the payment of any penalty, by the vote of a majority of the outstanding voting securities of the Fund, (b) by Cornerstone at any time, without the payment of any penalty, on not more than 60 days' nor less than 30 days' written notice to the applicable Sub-Adviser, or (c) by such Sub-Adviser at any time, without the payment of any penalty, on not more than 60 days' nor less than 30 days' written notice to Cornerstone.

     o GOVERNING LAW

Each Sub-Advisory Agreement is governed by and construed in accordance with the substantive laws of the State of Delaware.

                             INFORMATION ABOUT AJO

AJO, a Delaware limited partnership located at 230 South Broad Street, 20th Floor, Philadelphia, PA 19102, is an independent investment adviser registered under the Advisers Act. As of [DATE], AJO had approximately $[XX] in assets under management.

Listed below are the names, titles and addresses of each principal executive officer of AJO and the principles with the five largest economic interests in AJO and who have significant management responsibilities relating to the Fund. Except as noted below, the principal business address of each principal executive officer and member of AJO is 230 South Broad Street, 20th Floor, Philadelphia, PA 19102.

--------------------------------------------------------------------------------
NAME                                              TITLE
--------------------------------------------------------------------------------
Ted Aronson                                   Managing Principal
--------------------------------------------------------------------------------
Martha Ortiz                                  Principal
--------------------------------------------------------------------------------
Gina Moore                                    Principal
--------------------------------------------------------------------------------
Brian Wenzinger                               Principal
--------------------------------------------------------------------------------
Paul Dodge                                    Principal
--------------------------------------------------------------------------------
Arup Datta                                    Principal
--------------------------------------------------------------------------------

No officer or Trustee of the Trust is an officer, employee or partner of AJO or owns interests in, or has a material direct interest in, AJO. Further, AJO currently does not advise any other mutual fund with a similar investment objective as the Fund.

                            INFORMATION ABOUT WFPRA

WFPRA, a Delaware limited liability company located at 375 Park Avenue, 4th Floor, New York, NY 10152, is an independent investment adviser registered under the Advisers Act. WFPRA is a division of Structured Asset Investors, LLC ("SAI"), which is a wholly-owned subsidiary of Wells Fargo & Company and an affiliate of Wells Fargo Securities, LLC ("WFS") and Wells Fargo Bank, National Association ("WFBNA"). SAI is a Delaware limited liability company domiciled in North Carolina that was formed in April 2004. As of [DATE], WFPRA had approximately $[XX] in assets under management.

Listed below are the names, titles and addresses of each principal executive officer and member of WFPRA. Except as noted below, the principal business address of each principal executive officer and member of WFPRA is 375 Park Avenue, 4th Floor, New York, NY 10152.

--------------------------------------------------------------------------------
NAME                                             TITLE
--------------------------------------------------------------------------------
Benjamin Adams                                   Chief Investment Officer
--------------------------------------------------------------------------------
Philip Douthit                                   Portfolio Manager
--------------------------------------------------------------------------------
Richard Silva                                    President and Chief Executive
                                                 Officer
--------------------------------------------------------------------------------
William Threadgill                               Chief Administrative Officer
--------------------------------------------------------------------------------
Julie Caperton                                   President of Structured Asset
                                                 Investors, LLC and Managing
                                                 Member
--------------------------------------------------------------------------------
Walter Dolhare                                   Managing Member
--------------------------------------------------------------------------------
John Shrewsberry                                 Managing Member
--------------------------------------------------------------------------------

The principal business address of Julie Caperton and Walter Dolhare is 550 South Tryon Street, Charlotte NC 28202. The principal business address of John Shrewsberry is 45 Fremont Street, San Francisco CA 94105.

No officer or Trustee of the Trust is an officer, employee or partner of WFPRA or owns interests in, or has a material direct interest in, WFPRA.

         BOARD CONSIDERATIONS IN APPROVING THE SUB-ADVISORY AGREEMENTS

At the Board Meeting held on May 13, 2014, the Board, including all of the Independent Trustees, unanimously approved the Sub-Advisory Agreements and recommended the approval of the Sub-Advisory Agreements to the Fund's shareholders. When considering the approval of the Sub-Advisory Agreements, the Trustees reviewed materials furnished by Cornerstone and the Sub-Advisers and considered the Board's fiduciary obligations and the standards to be used by the Board in reaching its decision. In considering whether to approve the Sub-Advisory Agreements, the Board considered and discussed information and analysis provided by Cornerstone and the Sub-Advisers. Cornerstone also explained the specific reasons for its recommendation to hire each Sub-Adviser, which are described above. Cornerstone also explained that the Proposals would need to be approved by the Fund's shareholders, which would involve a proxy solicitation and a special shareholders' meeting, and informed the Board that the Fund would bear the expenses associated with such solicitation and meeting.

In preparation for the Board Meeting, the Board requested and received written materials from each Sub-Adviser and Cornerstone that addressed, among other things, the following topics: (a) the nature and quality of the Sub-Adviser's proposed investment management and other services; (b) the Sub-Adviser's investment management personnel; (c) the Sub-Adviser's operations and financial condition; (d) the Sub-Adviser's brokerage practices (including any soft dollar arrangements) and investment strategies; (e) the Sub-Adviser's compliance systems, including the Sub-Adviser's policies and compliance procedures for personal securities transactions; (f) the current investment strategies employed by Cornerstone in its management of the Fund; (g) the Sub-Adviser's reputation, expertise and resources in financial markets; and (h) with respect to AJO, the past performance of a composite of accounts managed by AJO pursuant to similar investment strategies and policies as those AJO would use in managing the Fund's assets allocated to it.

In addition, at the Board Meeting, Cornerstone and each Sub-Adviser presented additional information to the Board to help the Board evaluate the quality and costs of each Sub-Adviser's proposed investment sub-advisory services. At the Board Meeting, the Board had the opportunity to ask questions and request further information regarding the appointment of each Sub-Adviser as a sub-adviser to the Fund.

In connection with the approval of each Sub-Advisory Agreement, the Board considered the following factors:

     o NATURE, EXTENT AND QUALITY OF SERVICES

The Board considered the nature, extent and quality of the services to be provided by each Sub-Adviser to the Fund and the resources it would dedicate to the Fund. In this regard, the Trustees evaluated, among other things, each Sub-Adviser's organizational structure, portfolio management personnel, experience, brokerage practices, performance history (if any), and compliance program. Following its evaluation, the Board concluded that, within the context of its full deliberations, the nature, extent and quality of services to be provided by each Sub-Adviser to the Fund and the resources of each Sub-Adviser to be dedicated to the Fund supported approval of each Sub-Advisory Agreement.

     o INVESTMENT PERFORMANCE

The Board considered the written information provided by AJO regarding the historical investment performance of a composite of accounts managed by AJO or its investment personnel pursuant to similar investment strategies and policies as those AJO would use in managing the Fund's assets allocated to it by Cornerstone. The Board also considered the fact that WFPRA did not have a performance history with respect to its strategy, but considered the investment management experience of WFPRA's proposed portfolio managers. Following evaluation, the Board concluded that, within the context of its full deliberations, the historical investment performance of AJO and its investment management personnel supported approval of the AJO Sub-Advisory Agreement.

     o COSTS OF SUB-ADVISORY SERVICES

The Board reviewed the proposed sub-advisory fee to be paid by the Fund to each Sub-Adviser, which reflects an arms-length negotiation between each Sub-Adviser and Cornerstone, acting on behalf of the Fund. The Board reviewed information with respect to the investment advisory fee charged by each Sub-Adviser to its other clients for similar services. The Board also considered materials projecting the effect on the Fund's operating expenses that would result from each Sub-Adviser's appointment as sub-adviser. Following evaluation, the Board concluded that, within the context of its full deliberations, the proposed sub-advisory fee to be paid by the Fund to each Sub-Adviser is reasonable in light of the extent and quality of the services expected to be provided to the Fund by each Sub-Adviser and supported approval of each Sub-Advisory
Agreement.

     o PROFITS TO BE REALIZED BY EACH SUB-ADVISER AND ECONOMIES OF SCALE

The Board did not make any conclusions regarding either Sub-Adviser's profitability with respect to its services to the Fund or economies of scale to be realized by such Sub-Adviser associated with its appointment as a sub-adviser to the Fund because neither Sub-Adviser was unable to reasonably estimate the profitability it would derive from its relationship with the Fund in light of the fact that it had not yet begun to provide the services to the Fund and incur the actual costs of such services. The Board determined that it will consider each Sub-Adviser's profitability and whether any economies of scale are being realized by such Sub-Adviser during future considerations of such Sub-Adviser's sub-advisory agreement.

     o CONCLUSIONS

While formal Board action was not taken with respect to the conclusions discussed above, those conclusions formed, in part, the basis for the Board's approval of each Sub-Advisory Agreement. The Board concluded, in the exercise of its reasonable judgment, that the terms of each Sub-Advisory Agreement, including the compensation to be paid thereunder, are reasonable in relation to the services expected to be provided by each Sub-Adviser to the Fund and that the appointment of each Sub-Adviser and the approval of each Sub-Advisory Agreement would be in the best interest of the Fund and its shareholders.
Based on the Trustees' deliberations and their evaluation of the information described above and other factors and information they believed relevant, the Board, including all of the Independent Trustees, unanimously approved (a) the appointment of the Sub-Advisers as sub-advisers to the Fund; (b) the Sub-Advisory Agreements; and (c) recommending the approval of the Sub-Advisory Agreements to the Fund's shareholders.

In evaluating the background and conclusions discussed above, shareholders should consider:

     o In reaching its determination regarding the approval of the Sub-Advisory Agreements, the Board, including all of the Independent Trustees, considered the factors, conclusions and information they believed relevant in the exercise of their reasonable judgment, including, but not limited to, the factors, conclusions and information discussed above; and

     o In their deliberations, the Board members did not identify any particular factor (or conclusion with respect thereto) or information that was all important or controlling, and each Board member may have attributed different weights to the various factors (and conclusions with respect thereto) and information.

THE TRUSTEES UNANIMOUSLY RECOMMEND THAT SHAREHOLDERS OF THE FUND VOTE TO APPROVE
                                 THE PROPOSALS.

                             ADDITIONAL INFORMATION

                         INFORMATION ABOUT CORNERSTONE

Cornerstone serves as the investment adviser to the Fund. Cornerstone, a Washington corporation formed in 1983, is an investment adviser registered under the Advisers Act. Cornerstone has a principal place of business located 225 108th Avenue NE , Suite 400, Bellevue, Washington 98004-5782. As of [DATE], Cornerstone had approximately $[XX] billion in assets under management.

The following table shows: (i) the dollar amount of fees paid to Cornerstone by the Fund; and (ii) the dollar amount of Cornerstone's voluntary fee waivers, each for the fiscal year ended October 31, 2013:

--------------------------------------------------------------------------------
FUND NAME                           ADVISORY FEES PAID      ADVISORY FEES WAIVED
--------------------------------------------------------------------------------
Cornerstone Advisors Public              $33,714                    $0
Alternatives Fund
--------------------------------------------------------------------------------

                   INFORMATION ABOUT OTHER SERVICE PROVIDERS

SEI Investments Global Funds Services ("SEIGFS") serves as the Fund's administrator. SEI Investments Distribution Co. ("SIDCO") serves as the Fund's distributor and principal underwriter. SIDCO receives no compensation for distributing Fund shares. SEIGFS and SIDCO are located at One Freedom Valley Drive, Oaks, Pennsylvania 19456. For the most recent fiscal year ended October 31, 2013, the Fund paid $240,903 to SEIGFS for services rendered.

                              PAYMENT OF EXPENSES

The Fund will pay the expenses of the preparation, printing and mailing of this proxy statement and its enclosures. These expenses are expected to be approximately $[XX].

                     COMMISSIONS PAID TO AFFILIATED BROKERS

For the fiscal year ended October 31, 2013, the Fund did not pay any brokerage commissions on portfolio transactions effected by affiliated brokers.

      BENEFICIAL OWNERSHIP OF SHARES AND SECURITY OWNERSHIP OF MANAGEMENT

As of the Record Date, the following persons owned of record, or were known by the Trust to own beneficially, more than 5% of the Institutional Class Shares of the Fund. On that date, the Trustees and officers of the Trust, together as a group, beneficially owned less than 1% of the Fund's outstanding shares.

--------------------------------------------------------------------------------
NAME AND ADDRESS                 NUMBER OF SHARES           PERCENT
--------------------------------------------------------------------------------
[_________________________]        [__________]          [__________]
--------------------------------------------------------------------------------

The information as to beneficial ownership is based on statements furnished to the Fund by the Trustees of the Trust, and/or on the records of the Trust's transfer agent.

                         ANNUAL REPORT TO SHAREHOLDERS

For a free copy of the Fund's annual report for the fiscal year ended October 31, 2013, shareholders of the Fund may call 1-888-762-1442 or write to the Fund at: Cornerstone Funds, c/o DST Systems, Inc., PO Box 219009, Kansas City, MO 64121-9009.

                      SUBMISSION OF SHAREHOLDER PROPOSALS

The Trust is organized as a voluntary association under the laws of the Commonwealth of Massachusetts. As such, the Trust is not required to, and does not, hold annual meetings. Nonetheless, the Board of Trustees may call a special meeting of shareholders for action by shareholder vote as may be required by the 1940 Act or as required or permitted by the Declaration of Trust and By-Laws of the Trust. Shareholders of the Fund who wish to present a proposal for action at a future meeting should submit a written proposal to the Trust for inclusion in a future proxy statement. Shareholders retain the right to request that a meeting of the shareholders be held for the purpose of considering matters requiring shareholder approval. Submission of a proposal does not necessarily mean that such proposal will be included in the Fund's proxy statement since inclusion in the proxy statement is subject to compliance with certain federal regulations. Shareholders retain the right to request that a meeting of the shareholders be held for the purpose of considering matters requiring shareholder approval.

                            VOTING AND OTHER MATTERS

If you wish to participate in the Meeting, you may submit the proxy card included with this proxy statement or attend in person. Your votes are important no matter how many Shares you own. You can vote easily and quickly by mail, by Internet, by telephone or in person. At any time before the Meeting, you may change your votes, even though a proxy has already been returned, by written notice to the Trust or by submitting a subsequent proxy, by mail, by Internet, by telephone or by voting in person at the meeting. Should shareholders require additional information regarding the proxy or replacement proxy cards, they may contact shareholder services at 1-800-581-3949.

The solicitation of proxies will be largely by mail, but may include telephonic, Internet or oral communication by officers and service providers of the Trust, who will not be paid for these services. The costs of the solicitation of proxies and the costs of holding the Meeting will be borne by the Fund.

All proxy cards solicited that are properly executed and received in time to be voted at the Meeting will be voted at the Meeting or any adjournment thereof according to the instructions on the proxy card. IF NO SPECIFICATION IS MADE ON A PROXY CARD, IT WILL BE VOTED FOR THE MATTERS SPECIFIED ON THE PROXY CARD.

If your Shares are held of record by a broker-dealer and you wish to vote in person at the Meeting, you should obtain a legal proxy from your broker of record and present it to the Inspector of Elections at the Meeting. The presence in person or by proxy of shareholders of the Fund holding a majority of the total number of votes eligible to be cast by all shareholders of the Fund as of the Record Date constitutes a quorum. For purposes of determining the presence of a quorum, abstentions or broker non-votes will be counted as present; however, they will have the effect of a vote AGAINST the Proposal.

As used above, "broker non-votes" relate to shares that are held of record by a broker-dealer for a beneficial owner who has not given instructions to such broker-dealer. Pursuant to certain rules promulgated by the New York Stock Exchange LLC that govern the voting by such broker-dealers, a broker-dealer holding shares of record for a beneficial owner may not exercise discretionary voting power with respect to certain non-routine matters, including the approval of a new investment management agreement as contemplated by the Proposal.

If a quorum is not present at the Meeting, or if a quorum is present at the Meeting but sufficient votes to approve the Proposal are not received, or if other matters arise requiring shareholder attention, the persons named as proxy agents may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those Shares present at the Meeting or represented by proxy. Abstentions and "broker non-votes" will not be counted for or against such proposal to adjourn. The persons named as proxy agents will vote those proxies that they are entitled to vote FOR such Proposal in favor of such an adjournment, and will vote those proxies required to be voted AGAINST such Proposal, against such an adjournment. The Fund will bear the costs of any additional solicitation or any adjourned sessions.

No business other than the matter described above is expected to come before the Meeting, but should any matter incident to the conduct of the Meeting or any question as to an adjournment of the Meeting arise, the persons named in the enclosed proxy will vote thereon according to their best judgment in the interest of the Trust.

SHAREHOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE MEETING AND WHO WISH TO HAVE THEIR SHARES VOTED ARE REQUESTED TO VOTE BY MAIL, TELEPHONE OR INTERNET AS EXPLAINED IN THE INSTRUCTIONS INCLUDED ON YOUR PROXY CARD.

                                                  By Order of the Trustees,

                                                  /s/ Michael Beattie

                                                  Michael Beattie
                                                  President

                                   APPENDIX A

                         FORM OF SUB-ADVISORY AGREEMENT

          SUB-ADVISORY AGREEMENT (the "Agreement") made as of this ____th day of
_______________, 2014 by  and between Cornerstone Advisors Inc., a   Washington
corporation with its principal place of business at 225 -- 108th Avenue NE , Suite 400, Bellevue, Washington 98004-5782 (the "Adviser"), and AJO, LP a Delaware limited partnership with its principal place of business at 230 South Broad Street Philadelphia, PA 19102 (the "Sub-Adviser").

                              W I T N E S S E T H

          WHEREAS, pursuant to authority granted to the Adviser by the Board of Trustees (the "Board") of THE ADVISORS' INNER CIRCLE FUND (the "Trust") on behalf of the series set forth on Schedule A to this Agreement (the "Fund") and pursuant to the provisions of the Investment Advisory Agreement dated as of _____________________ __, 2014 between the Adviser and the Fund (the "Management Agreement"), the Adviser has selected the Sub-Adviser to act as sub-investment adviser of the Fund and to provide certain related services, as more fully set forth below, and to perform such services under the terms and conditions hereinafter set forth;

          NOW, THEREFORE, in consideration of the mutual covenants and benefits set forth herein, the Adviser and the Sub-Adviser do hereby agree as follows:

           1. The Sub-Adviser's Services.

          (a) DISCRETIONARY INVESTMENT MANAGEMENT SERVICES. The Sub-Adviser shall act as sub-investment adviser with respect to the Fund. In such capacity, the Sub-Adviser shall, subject to the supervision of the Adviser and the Board, regularly provide the Fund with investment research, advice and supervision and shall furnish continuously an investment program for such Fund assets as may be allocated by the Adviser to the Sub-Adviser (the "Assets"), consistent with the investment objectives and policies of the Fund. The Sub-Adviser shall determine, from time to time, what investments shall be purchased for the Fund and what such securities shall be held or sold by the Fund, subject always to the provisions of the Trust's Agreement and Declaration of Trust, By-Laws and its registration statement on Form N-1A (the "Registration Statement") under the Investment Company Act of 1940, as amended (the "1940 Act"), and under the Securities Act of 1933, as amended (the "1933 Act"), covering Fund shares, as filed with the Securities and Exchange Commission (the "Commission"), and to the investment objectives, policies and restrictions of the Fund, as each of the same shall be from time to time in effect. To carry out such obligations, the Sub-Adviser shall exercise full discretion and act for the Fund in the same manner and with the same force and effect as the Fund itself might or could do with respect to purchases, sales or other transactions, as well as with respect to all other such things necessary or incidental to the furtherance or conduct of such purchases, sales or other transactions. Notwithstanding the foregoing, the Sub-Adviser shall, upon written instructions from the Adviser, effect such portfolio transactions for the Fund as the Adviser may from time to time direct; provided however, that the Sub-Adviser shall not be responsible for any such portfolio transactions effected upon written instructions from the Adviser. No reference in this Agreement to the Sub-Adviser having full discretionary authority over the Fund's investments shall in any way limit the right of the Adviser, in its sole discretion, to establish or revise policies in connection with the management of the Fund's assets or to otherwise exercise its right to control the overall management of the Fund's assets.

          (b) COMPLIANCE. The Sub-Adviser agrees to comply with the requirements of the 1940 Act, the Investment Advisers Act of 1940, as amended (the "Advisers Act"), the 1933 Act, the Securities Exchange Act of 1934, as amended (the "1934 Act"), the Commodity Exchange Act and the respective rules and regulations thereunder, as applicable, as well as with all other applicable federal and state laws, rules, regulations and case law that relate to the services and relationships described hereunder and to the conduct of its business as a registered investment adviser. The Sub-Adviser also agrees to comply with the objectives, policies and restrictions set forth in the Registration Statement, as amended or supplemented, of the Fund, and with any policies, guidelines, instructions and procedures approved by the Board or the Adviser and provided to the Sub-Adviser. In selecting the Fund's portfolio securities and performing the Sub-Adviser's obligations hereunder, the Sub-Adviser shall cause the Fund to comply with the diversification and source of income requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), for qualification as a regulated investment company. The Sub-Adviser shall maintain compliance procedures that it reasonably believes are adequate to ensure the compliance with the foregoing. No supervisory activity undertaken by the Adviser shall limit the Sub-Adviser's full responsibility for any of the foregoing.

          (c) PROXY VOTING. Pursuant to Board authority, the Adviser has the authority to determine how proxies with respect to securities that are held by the Fund shall be voted, and the Adviser may delegate the authority and responsibility to vote proxies for the Fund's securities to the Sub-Adviser. So long as proxy voting authority for the Fund has been delegated to the Sub-Adviser, the Adviser shall provide such assistance to the Sub-Adviser with respect to the voting of proxies for the Fund as the Sub-Adviser may from time to time reasonably request, and the Adviser shall promptly forward to the Sub-Adviser any information or documents necessary for the Sub-Adviser to exercise its proxy voting responsibilities. The Sub-Adviser shall carry out such responsibility in accordance with any instructions that the Board or the Adviser shall provide from time to time, and at all times in a manner consistent with Rule 206(4)-6 under the Advisers Act and its fiduciary responsibilities to the Trust. The Sub-Adviser shall provide periodic reports and keep such records relating to proxy voting as the Board may reasonably request or as may be necessary for the Fund to comply with the 1940 Act and other applicable law. Any such delegation of proxy voting responsibility to the Sub-Adviser may be revoked or modified by the Board or the Adviser at any time.

The Sub-Adviser is authorized to instruct the Fund's custodian and/or broker(s) to forward promptly to the Sub-Adviser or designated service provider copies of all proxies and shareholder communications relating to securities held in the portfolio of a Fund (other than materials relating to legal proceedings against the Fund). The Sub-Adviser may also instruct the Fund's custodian and/or broker(s) to provide reports of holdings in the portfolio of the Fund. The Sub-Adviser has the authority to engage a service provider to assist with administrative functions related to voting Fund proxies. The Trust shall direct the Fund's custodian and/or broker(s) to provide any assistance requested by the Sub-Adviser in facilitating the use of a service provider. In no event shall the Sub-Adviser have any responsibility to vote proxies that are not received on a timely basis. The Trust acknowledges that the Sub-Adviser, consistent with the Sub-Adviser's written proxy voting policies and procedures, may refrain from voting a proxy if, in the Sub-Adviser's discretion, refraining from voting would be in the best interests of the Fund and its shareholders.

           (d) RECORDKEEPING. The Sub-Adviser shall not be responsible for the provision of administrative, bookkeeping or accounting services to the Fund, except as otherwise provided herein or as may be necessary for the Sub-Adviser to supply to the Adviser, the Trust or its Board the information required to be supplied under this Agreement.

           The Sub-Adviser shall maintain separate books and detailed records of all matters pertaining to the Fund's assets advised by the Sub-Adviser required by Rule 31a-1 under the 1940 Act (other than those records being maintained by the Adviser, or any administrator custodian or transfer agent appointed by the Fund) relating to its responsibilities provided hereunder with respect to the Fund, and shall preserve such records for the periods and in a manner prescribed therefore by Rule 31a-2 under the 1940 Act (the "Fund Books and Records"). The Fund Books and Records shall be available to the Adviser and the Board at any time upon request shall be delivered to the Trust upon the termination of this Agreement and shall be available without delay during any day the Trust is open for business.

           (e) HOLDINGS INFORMATION AND PRICING. The Sub-Adviser shall provide regular reports regarding the Fund's holdings, and may, on its own initiative, furnish the Adviser, the Trust and its Board from time to time with whatever information the Sub-Adviser believes is appropriate for this purpose. The Sub-Adviser agrees to notify the Adviser and the Board promptly if the Sub-Adviser reasonably believes that the value of any security held by a Fund may not reflect fair value. The Sub-Adviser agrees to provide upon request any pricing information of which the Sub-Adviser is aware to the Adviser, Trust, its Board and/or any Fund pricing agent to assist in the determination of the fair value of any Fund holdings for which market quotations are not readily available or as otherwise required in accordance with the 1940 Act or the Fund valuation procedures for the purpose of calculating the Trust's net asset value in accordance with procedures and methods established by the Board.

           (f) COOPERATION WITH AGENTS OF THE ADVISER AND THE TRUST. The Sub-Adviser agrees to cooperate with and provide reasonable assistance to the Adviser, the Trust and any Trust custodian or foreign sub-custodians, any Trust pricing agents and all other agents and representatives of the Adviser and the

Trust with respect to such information regarding the Fund as such entities may reasonably request from time to time in the performance of their obligations, provide prompt responses to reasonable requests made by such persons and establish appropriate interfaces with each so as to promote the efficient exchange of information and compliance with applicable laws and regulations.

           (g) CONSULTATION WITH OTHER SUB-ADVISERS. In performance of its duties and obligations under this Agreement, the Sub-Adviser shall not consult with any other sub-adviser to the Fund or a sub-adviser to a portfolio that is under common control with the Fund concerning transactions for the Fund, except as permitted by the policies and procedures of the Fund. The Sub-Adviser shall not provide investment advice to any assets of the Fund other than the assets managed by the Sub-Adviser.

           2. CODE OF ETHICS. The Sub-Adviser has adopted a written code of ethics that it reasonably believes complies with the requirements of Rule 17j-1 under the 1940 Act, which it has provided to the Adviser and the Trust. The Sub-Adviser shall ensure that its Access Persons (as defined in the Sub-Adviser's Code of Ethics) comply in all material respects with the Sub-Adviser's Code of Ethics, as in effect from time to time. Upon request, the Sub-Adviser shall provide the Trust with (i) a copy of the Sub-Adviser's current Code of Ethics, as in effect from time to time, and (ii) a certification that it has adopted procedures reasonably necessary to prevent Access Persons from engaging in any conduct prohibited by the Sub-Adviser's Code of Ethics. Annually, the Sub-Adviser shall furnish a written report, which complies with the requirements of Rule 17j-1, concerning the Sub-Adviser's Code of Ethics to the Adviser and the Trust's Board. The Sub-Adviser shall respond to requests for information from the Adviser and the Trust as to violations of the Code by Access Persons and the sanctions imposed by the Sub-Adviser. The Sub-Adviser shall immediately notify the Adviser and the Trust of any material violation of the Code, whether or not such violation relates to a security held by any Fund.

           3. INFORMATION AND REPORTING. The Sub-Adviser shall provide the Adviser, the Trust, and their respective officers with such periodic reports concerning the obligations the Sub-Adviser has assumed under this Agreement as the Adviser and the Trust may from time to time reasonably request.

           (a) NOTIFICATION OF BREACH / COMPLIANCE REPORTS. The Sub-Adviser shall notify the Trust's Chief Compliance Officer and Adviser immediately upon detection of (i) any material failure to manage any Fund in accordance with its investment objectives and policies or any applicable law; or (ii) any material breach of any of the Fund's or the Adviser's policies, guidelines or procedures. In addition, the Sub-Adviser shall provide a quarterly report regarding the Fund's compliance with its investment objectives and policies, applicable law, including, but not limited to the 1940 Act and Subchapter M of the Code, and the Fund's and the Adviser's policies, guidelines or procedures as applicable to the Sub-Adviser's obligations under this Agreement. The Sub-Adviser acknowledges and agrees that the Adviser may, in its discretion, provide such quarterly compliance certifications to the Board. The Sub-Adviser agrees to correct any such failure promptly and to take any action that the Board and/or the Adviser may reasonably request in connection with any such breach. Upon request, the Sub-Adviser shall also provide the officers of the Trust with supporting certifications in connection with such certifications of Fund financial statements and disclosure controls pursuant to the Sarbanes-Oxley Act. The Sub-Adviser will promptly notify the Trust in the event (i) the Sub-Adviser is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board, or body, involving the affairs of the Trust (excluding class action suits in which a Fund is a member of the plaintiff class by reason of the Fund's ownership of shares in the defendant) or the compliance by the Sub-Adviser with the federal or state securities laws or (ii) an actual change in control of the Sub-Adviser resulting in an "assignment" (as defined in the 1940 Act) has occurred or is otherwise proposed to occur.

           (b) INSPECTION. Upon reasonable request, the Sub-Adviser agrees to make its records and premises (including the availability of the Sub-Adviser's employees for interviews) to the extent that they relate to the conduct of services provided to the Fund or the Sub-Adviser's conduct of its business as an investment adviser reasonably available for compliance audits by the Adviser or the Trust's officers, employees, accountants or counsel; in this regard, the Trust and the Adviser acknowledge that the Sub-Adviser shall have no obligation to make available proprietary information unrelated to the services provided to the Fund or any information related to other clients of the Sub-Adviser, except to the extent necessary for the Adviser to confirm the absence of any conflict of interest and compliance with any laws, rules or regulations in the management of the Fund.

           (c) BOARD AND FILINGS INFORMATION. The Sub-Adviser will also provide the Adviser and Trust with any information reasonably requested regarding its management of the Fund required for any meeting of the Board, or for any shareholder report, Form N-CSR, Form N-Q, Form N-PX, Form N-SAR, amended registration statement, proxy statement, or prospectus supplement to be filed by the Trust with the Commission. The Sub-Adviser will make its officers and employees available to meet with the Board from time to time on due notice to review its investment management services to the Fund in light of current and prospective economic and market conditions and shall furnish to the Board such information as may reasonably be necessary in order for the Board to evaluate this Agreement or any proposed amendments thereto.

           (d) TRANSACTION INFORMATION. The Sub-Adviser shall furnish to the Adviser and the Trust such information concerning portfolio transactions as may be necessary to enable the Adviser, Trust or their designated agents to perform such compliance testing on the Fund and the Sub-Adviser's services as the Adviser and the Trust may, in their sole discretion, determine to be appropriate. The provision of such information by the Sub-Adviser to the Adviser, Trust or their designated agents in no way relieves the Sub-Adviser of its own responsibilities under this Agreement.

          4. BROKERAGE.

          (a) PRINCIPAL TRANSACTIONS. In connection with purchases or sales of securities for the account of a Fund, neither the Sub-Adviser nor any of its directors, officers or employees will act as a principal or agent or receive any commission except as permitted by the 1940 Act.

          (b) PLACEMENT OF ORDERS. The Sub-Adviser shall arrange for the placing of all orders for the purchase and sale of securities for a Fund's account with brokers or dealers selected by the Sub-Adviser. In the selection of such brokers or dealers and the placing of such orders, the Sub-Adviser is directed at all times to seek for a Fund the most favorable execution and net price available under the circumstances. It is also understood that it is desirable for the Fund that the Sub-Adviser have access to brokerage and research services provided by brokers who may execute brokerage transactions at a higher cost to the Fund than may result when allocating brokerage to other brokers, consistent with section 28(e) of the 1934 Act and any Commission staff interpretations thereof. Therefore, the Sub-Adviser is authorized to place orders for the purchase and sale of securities for the Fund with such brokers, subject to review by the Adviser and the Board from time to time with respect to the extent and continuation of this practice. It is understood that the services provided by such brokers may be useful to the Sub-Adviser in connection with its or its affiliates' services to other clients.

          (c) AGGREGATED TRANSACTIONS. On occasions when the Sub-Adviser deems the purchase or sale of a security to be in the best interest of a Fund as well as other clients of the Sub-Adviser, the Sub-Adviser may, to the extent permitted by applicable law and regulations, aggregate the order for securities to be sold or purchased. In such event, the Sub-Adviser will allocate securities or futures contracts so purchased or sold, as well as the expenses incurred in the transaction, in the manner the Sub-Adviser reasonably considers to be equitable and consistent with its fiduciary obligations to a Fund and to such other clients under the circumstances.

          (d) AFFILIATED BROKERS. The Sub-Adviser or any of its affiliates may act as broker in connection with the purchase or sale of securities or other investments for a Fund, subject to: (a) the requirement that the Sub-Adviser seek to obtain best execution and price within the policy guidelines determined by the Board and set forth in a Fund's current Registration Statement; (b) the provisions of the 1940 Act; (c) the provisions of the Advisers Act; (d) the provisions of the 1934 Act; and (e) other provisions of applicable law. These brokerage services are not within the scope of the duties of the Sub-Adviser under this Agreement. Subject to the requirements of applicable law and any procedures adopted by the Board, the Sub-Adviser or its affiliates may receive brokerage commissions, fees or other remuneration from a Fund for these services in addition to the Sub-Adviser's fees for services under this Agreement.

          5. CUSTODY. Nothing in this Agreement shall permit the Sub-Adviser to take or receive physical possession of cash, securities or other investments of a Fund.

          6. ALLOCATION OF CHARGES AND EXPENSES. The Sub-Adviser will bear its own costs of providing services hereunder. Other than as herein specifically indicated, the Sub-Adviser shall not be responsible for a Fund's or the Adviser's expenses, including brokerage and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments.

          7. REPRESENTATIONS, WARRANTIES AND COVENANTS.

          (a) PROPERLY REGISTERED. The Sub-Adviser is registered as an investment adviser under the Advisers Act, and will remain so registered for the duration of this Agreement. The Sub-Adviser is not prohibited by the Advisers Act or the 1940 Act from performing the services contemplated by this Agreement, and to the best knowledge of the Sub-Adviser, there is no proceeding or investigation that is reasonably likely to result in the Sub-Adviser being prohibited from performing the services contemplated by this Agreement. The Sub-Adviser agrees to promptly notify the Trust of the occurrence of any event that would disqualify the Sub-Adviser from serving as an investment adviser to an investment company. The Sub-Adviser is in compliance in all material respects with all applicable federal and state law in connection with its investment management operations.

          (b) ADV DISCLOSURE. The Sub-Adviser has provided the Trust with a copy of Part I of its Form ADV as most recently filed with the Commission and its Part II as most recently updated and will, promptly after filing any amendment to its Form ADV with the Commission or updating its Part II, furnish a copy of such amendments or updates to the Trust. The information contained in the Adviser's Form ADV is accurate and complete in all material respects and does not omit to state any material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading.

          (c) FUND DISCLOSURE DOCUMENTS. The Sub-Adviser has reviewed and will in the future review, the Registration Statement, summary prospectus, prospectus, statement of additional information, periodic reports to shareholders, reports and schedules filed with the Commission (including any amendment, supplement or sticker to any of the foregoing) and advertising and sales material relating to the Fund (collectively the "Disclosure Documents") and represents and warrants that such Disclosure Documents contain or will contain no untrue statement of any material fact and do not and will not omit any statement of material fact required to be stated therein or necessary to make the statements therein not misleading.

          (d) USE OF THE NAME "CORNERSTONE ADVISORS." The Sub-Adviser has the right to use the name "Cornerstone Advisors" in connection with its services to the Trust. The Sub-Adviser is not aware of any threatened or existing actions, claims, litigation or proceedings that would adversely affect or prejudice the rights of the Sub-Adviser or the Trust to use the name "Cornerstone Advisors."

          (e) INSURANCE. The Sub-Adviser maintains errors and omissions insurance coverage in an appropriate amount and shall provide prior written notice to the Trust (i) of any material changes in its insurance policies or insurance coverage; or (ii) if any material claims will be made on its insurance policies. Furthermore, the Sub-Adviser shall, upon reasonable request, provide the Trust with any information it may reasonably require concerning the amount of or scope of such insurance.

          (f) NO DETRIMENTAL AGREEMENT. The Sub-Adviser represents and warrants that it has no arrangement or understanding with any party, other than the Trust, that would influence the decision of the Sub-Adviser with respect to its selection of securities for a Fund, and that all selections shall be done in accordance with what is in the best interest of the Fund.

          (g) CONFLICTS. The Sub-Adviser shall act honestly, in good faith and in the best interests of the Trust including requiring any of its personnel with knowledge of Fund activities to place the interest of the Fund first, ahead of their own interests, in all personal trading scenarios that may involve a conflict of interest with the Fund, consistent with its fiduciary duties under applicable law.

          (h) REPRESENTATIONS. The representations and warranties in this
Section 7 shall be deemed to be made on the date this Agreement is executed and at the time of delivery of the quarterly compliance report required by Section 3(a), whether or not specifically referenced in such report.

          8. The Name "Cornerstone Advisors." The Adviser has granted to the Trust a license to use the name "Cornerstone Advisors" (collectively, the "Name") as part of the name of the Fund. The foregoing authorization by the Adviser to the Trust to use the Name as part of the name of the Fund is not exclusive of the right of the Adviser itself to use, or to authorize others to use, the Name; the Sub-Adviser acknowledges and agrees that as between the Sub-Adviser and the Adviser, the Adviser has the right to use, or authorize others to use, the Name and the Sub-Adviser agrees to take such action as may reasonably be requested by the Adviser to give full effect to the provisions of this section. Without limiting the generality of the foregoing, the Sub-Adviser agrees that, upon any termination of this Agreement, the Sub-Adviser will not thereafter transact any business using the name "Cornerstone Advisors."

          9. Sub-Adviser's Compensation. The Fund shall pay to the Sub-Adviser, as compensation for the Sub-Adviser's services hereunder, a fee, determined as described in Schedule A that is attached hereto and made a part hereof. Such fee shall be computed daily and paid not less than monthly in arrears by the Fund.

          The Sub-Adviser will be compensated based on the portion of Fund assets allocated to the Sub-Adviser by the Adviser. The method for determining net assets of the Fund for purposes hereof shall be the same as the method for determining net assets for purposes of establishing the offering and redemption prices of Fund shares as described in the Fund's prospectus. In the event of termination of this Agreement, the fee provided in this Section shall be computed on the basis of the period ending on the last business day on which this Agreement is in effect subject to a pro rata adjustment based on the number of days elapsed in the current month as a percentage of the total number of days in such month.

          10. INDEPENDENT CONTRACTOR. In the performance of its duties hereunder, the Sub-Adviser is and shall be an independent contractor and, unless otherwise expressly provided herein or otherwise authorized in writing, shall have no authority to act for or represent the Fund, the Trust or the Adviser in any way or otherwise be deemed to be an agent of the Fund, the Trust or the Adviser. If any occasion should arise in which the Sub-Adviser gives any advice to its clients concerning the shares of a Fund, the Sub-Adviser will act solely as investment counsel for such clients and not in any way on behalf of the Fund.

          11. ASSIGNMENT AND AMENDMENTS. This Agreement shall automatically terminate, without the payment of any penalty, (i) in the event of its assignment (as defined in section 2(a)(4) of the 1940 Act) or (ii) in the event of the termination of the Management Agreement; provided that such termination shall not relieve the Adviser or the Sub-Adviser of any liability incurred hereunder.

          This Agreement may not be added to or changed orally and may not be modified or rescinded except by a writing signed by the parties hereto and in accordance with the 1940 Act, when applicable.

          12. DURATION AND TERMINATION.

          This Agreement shall become effective as of the date executed and shall remain in full force and effect continually thereafter, subject to renewal as provided in Section 12(c) and unless terminated automatically as set forth in
Section 11 hereof or until terminated as follows:

          (a) The Trust may cause this Agreement to terminate either (i) by vote of its Board or (ii) with respect to the Fund, upon the affirmative vote of a majority of the outstanding voting securities of the Fund; or

          (b) The Adviser may at any time terminate this Agreement by not more than sixty (60) days' nor less than thirty (30) days' written notice delivered or mailed by registered mail, postage prepaid, to the Sub-Adviser; or

          (c) The Sub-Adviser may at any time terminate this Agreement by not more than sixty (60) days' nor less than thirty (30) days' written notice delivered or mailed by registered mail, postage prepaid, to the Adviser; or

          (d) This Agreement shall automatically terminate two years from the date of its execution unless its renewal is specifically approved at least annually thereafter by (i) a majority vote of the Trustees, including a majority vote of such Trustees who are not interested persons of the Trust, the Adviser or the Sub-Adviser, at a meeting called for the purpose of voting on such approval; or (ii) the vote of a majority of the outstanding voting securities of the Fund; provided, however, that if the continuance of this Agreement is submitted to the shareholders of the Fund for their approval and such shareholders fail to approve such continuance of this Agreement as provided herein, the Sub-Adviser may continue to serve hereunder as to the Fund in a manner consistent with the 1940 Act and the rules and regulations thereunder; and

          (e) Termination of this Agreement pursuant to this Section shall be without payment of any penalty.

In the event of termination of this Agreement for any reason, the Sub-Adviser shall, immediately upon notice of termination or on such later date as may be specified in such notice, cease all activity on behalf of the Fund and with respect to any of its assets, except as expressly directed by the Adviser or as otherwise required by any fiduciary duties of the Sub-Adviser under applicable law. In addition, the Sub-Adviser shall deliver the Fund's Books and Records to the Adviser by such means and in accordance with such schedule as the Adviser shall direct and shall otherwise cooperate, as reasonably directed by the Adviser, in the transition of portfolio asset management to any successor of the Sub-Adviser, including the Adviser.

          13. CERTAIN DEFINITIONS. FOR THE PURPOSES OF THIS AGREEMENT:

           (a) "Affirmative vote of a majority of the outstanding voting securities of the Fund" shall have the meaning as set forth in the 1940 Act, subject, however, to such exemptions as may be granted by the Commission under the 1940 Act or any interpretations of the Commission staff.

          (b) "Interested persons" and "Assignment" shall have their respective meanings as set forth in the 1940 Act, subject, however, to such exemptions as may be granted by the Commission under the 1940 Act or any interpretations of the Commission staff.

          14. LIABILITY OF THE SUB-ADVISER.

          (a) The Sub-Adviser shall have responsibility for the accuracy and completeness (and liability for the lack thereof) of statements in the Fund's Disclosure Documents.

          (b) The Sub-Adviser shall be liable to the Fund for any loss (including transaction costs) incurred by the Fund as a result of any investment made by the Sub-Adviser in contravention of: (i) any investment policy, guideline or restriction set forth in the Registration Statement or as approved by the Board from time to time and provided to the Sub-Adviser; or (ii) applicable law, including but not limited to the 1940 Act and the Code (including but not limited to the Fund's failure to satisfy the diversification or source of income requirements of Subchapter M of the Code) (the investments described in this subsection (b) collectively are referred to as "Improper Investments").

          (c) The Sub-Adviser shall indemnify and hold harmless the Trust, each affiliated person of the Trust within the meaning of Section 2(a)(3) of the 1940 Act, and each person who controls the Trust within the meaning of Section 15 of the 1933 Act (any such person, an "Indemnified Party") against any and all losses, claims, damages, expenses or liabilities (including the reasonable cost of investigating and defending any alleged loss, claim, damage, expense or liability and reasonable counsel fees incurred in connection therewith) to which any such person may become subject under the 1933 Act, the 1934 Act, the 1940 Act or other federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages, expenses or liabilities (or actions in respect thereof) arise out of or are based upon: (i) a breach by the Sub-Adviser of this Agreement or of the representations and warranties made by the Sub-Adviser herein; (ii) any Improper Investment; (iii) any untrue statement or alleged untrue statement of a material fact contained in any Disclosure Document or the omission or alleged omission from a Disclosure Document of a material fact required to be stated therein or necessary to make the statements therein not misleading; or (iv) the Sub-Adviser's performance or non-performance of its duties hereunder; provided, however, that nothing herein shall be deemed to protect any Indemnified Party who is a Trustee or officer of the Trust against any liability to the Trust or to its shareholders to which such Indemnified Party would otherwise be subject by reason or willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person's office with the Trust.

          15. ENFORCEABILITY. Any term or provision of this Agreement which is invalid or unenforceable in any jurisdiction shall, as to such jurisdiction be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms or provisions of this Agreement or affecting the validity or enforceability of any of the terms or provisions of this Agreement in any other jurisdiction.

          16. LIMITATION OF LIABILITY. The parties to this Agreement acknowledge and agree that all litigation arising hereunder, whether direct or indirect, and of any and every nature whatsoever shall be satisfied solely out of the assets of the affected Fund and that no Trustee, officer or holder of shares of beneficial interest of the Fund shall be personally liable for any of the foregoing liabilities. The Trust's Certificate of Trust, as amended from time to time, is on file in the Office of the Secretary of State of the Commonwealth of Massachusetts. Such Certificate of Trust and the Trust's Agreement and Declaration of Trust describe in detail the respective responsibilities and limitations on liability of the Trustees, officers, and holders of shares of beneficial interest.

          17. CHANGE IN THE ADVISER'S OWNERSHIP. The Sub-Adviser agrees that it shall notify the Trust of any anticipated or otherwise reasonably foreseeable change in the ownership of the Sub-Adviser within a reasonable time prior to such change being effected.

          18. JURISDICTION. This Agreement shall be governed by and construed in accordance with the substantive laws of the Commonwealth of Massachusetts and the Sub-Adviser consents to the jurisdiction of courts, both state or federal, in Massachusetts, with respect to any dispute under this Agreement.

          19. PARAGRAPH HEADINGS. The headings of paragraphs contained in this Agreement are provided for convenience only, form no part of this Agreement and shall not affect its construction.

          20. COUNTERPARTS. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be signed on their behalf by their duly authorized officers as of the date first above written.

CORNERSTONE ADVISORS INC.

By:
Name:
Title:

AJO, LP

By:
Name:
Title:



                  SIGNATURE PAGE -- AJO SUB-ADVISORY AGREEMENT

                                   SCHEDULE A
                                     TO THE
       SUB-ADVISORY AGREEMENT DATED ______________________ , 2014 BETWEEN
                           CORNERSTONE ADVISORS INC.
                                      AND
                                    AJO, LP

Each Fund will pay to the Sub-Adviser as compensation for the Sub-Adviser's services rendered, a fee, computed daily at an annual rate based on the average daily net assets of the respective Fund as may be allocated by the Adviser to the Sub-Adviser from time to time under the following fee schedule:

FUND                                                        RATE
Public Alternatives Fund                                    [ ]


















                    SCHEDULE A -- AJO SUB-ADVISORY AGREEMENT

                                   APPENDIX B

                         FORM OF SUB-ADVISORY AGREEMENT

          SUB-ADVISORY AGREEMENT (the "Agreement") made as of this ____th day of ________________________ , 2014 by and between Cornerstone Advisors Inc., a Washington corporation with its principal place of business at 225 -- 108th Avenue NE , Suite 400, Bellevue, Washington 98004-5782 (the "Adviser"), and Wells Fargo Portfolio Risk Advisors, a Division of Structured Asset Investors, LLC, a Delaware limited liability company with its principal place of business at 375 Park Avenue, 4th Floor, New York, NY 10152 (the "Sub-Adviser").

                              W I T N E S S E T H

          WHEREAS, pursuant to authority granted to the Adviser by the Board of Trustees (the "Board") of THE ADVISORS' INNER CIRCLE FUND (the "Trust") on behalf of the series set forth on Schedule A to this Agreement (the "Fund") and pursuant to the provisions of the Investment Advisory Agreement dated as of _____________________ __, 2014 between the Adviser and the Fund (the "Management Agreement"), the Adviser has selected the Sub-Adviser to act as sub-investment adviser of the Fund and to provide certain related services, as more fully set forth below, and to perform such services under the terms and conditions hereinafter set forth;

          NOW, THEREFORE, in consideration of the mutual covenants and benefits set forth herein, the Adviser and the Sub-Adviser do hereby agree as follows:

          1. The Sub-Adviser's Services.

          (a) DISCRETIONARY INVESTMENT MANAGEMENT SERVICES. The Sub-Adviser shall act as sub-investment adviser with respect to the Fund. In such capacity, the Sub-Adviser shall, subject to the supervision of the Adviser and the Board, regularly provide the Fund with investment research, advice and supervision and shall furnish continuously an investment program for such Fund assets as may be allocated by the Adviser to the Sub-Adviser (the "Assets"), consistent with the investment objectives and policies of the Fund. The Sub-Adviser shall determine, from time to time, what investments shall be purchased for the Fund and what such securities shall be held or sold by the Fund, subject always to the provisions of the Trust's Agreement and Declaration of Trust, By-Laws and its registration statement on Form N-1A (the "Registration Statement") under the Investment Company Act of 1940, as amended (the "1940 Act"), and under the Securities Act of 1933, as amended (the "1933 Act"), covering Fund shares, as filed with the Securities and Exchange Commission (the "Commission"), and to the investment objectives, policies and restrictions of the Fund, as each of the same shall be from time to time in effect. To carry out such obligations, the Sub-Adviser shall exercise full discretion and act for the Fund in the same manner and with the same force and effect as the Fund itself might or could do with respect to purchases, sales or other transactions, as well as with respect to all other such things necessary or incidental to the furtherance or conduct of such purchases, sales or other transactions. Notwithstanding the foregoing, the Sub-Adviser shall, upon written instructions from the Adviser, effect such portfolio transactions for the Fund as the Adviser may from time to time direct; provided however, that the Sub-Adviser shall not be responsible for any such portfolio transactions effected upon written instructions from the Adviser. No reference in this Agreement to the Sub-Adviser having full discretionary authority over the Fund's investments shall in any way limit the right of the Adviser, in its sole discretion, to establish or revise policies in connection with the management of the Fund's assets or to otherwise exercise its right to control the overall management of the Fund's assets.

          (b) COMPLIANCE. The Sub-Adviser agrees to comply with the requirements of the 1940 Act, the Investment Advisers Act of 1940, as amended (the "Advisers Act"), the 1933 Act, the Securities Exchange Act of 1934, as amended (the "1934 Act"), the Commodity Exchange Act and the respective rules and regulations thereunder, as applicable, as well as with all other applicable federal and state laws, rules, regulations and case law that relate to the services and relationships described hereunder and to the conduct of its business as a registered investment adviser. The Sub-Adviser also agrees to comply with the objectives, policies and restrictions set forth in the Registration Statement, as amended or supplemented, of the Fund, and with any policies, guidelines, instructions and procedures approved by the Board or the Adviser and provided to the Sub-Adviser. In selecting the Fund's portfolio securities and performing the Sub-Adviser's obligations hereunder, the Sub-Adviser shall cause the Fund to comply with the diversification and source of income requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), for qualification as a regulated investment company. The Sub-Adviser shall maintain compliance procedures that it reasonably believes are adequate to ensure the compliance with the foregoing. No supervisory activity undertaken by the Adviser shall limit the Sub-Adviser's full responsibility for any of the foregoing.

          (c) PROXY VOTING. Pursuant to Board authority, the Adviser has the authority to determine how proxies with respect to securities that are held by the Fund shall be voted, and the Adviser may delegate the authority and responsibility to vote proxies for the Fund's securities to the Sub-Adviser. So long as proxy voting authority for the Fund has been delegated to the Sub-Adviser, the Adviser shall provide such assistance to the Sub-Adviser with respect to the voting of proxies for the Fund as the Sub-Adviser may from time to time reasonably request, and the Adviser shall promptly forward to the Sub-Adviser any information or documents necessary for the Sub-Adviser to exercise its proxy voting responsibilities. The Sub-Adviser shall carry out such responsibility in accordance with any instructions that the Board or the Adviser shall provide from time to time, and at all times in a manner consistent with Rule 206(4)-6 under the Advisers Act and its fiduciary responsibilities to the Trust. The Sub-Adviser shall provide periodic reports and keep such records relating to proxy voting as the Board may reasonably request or as may be necessary for the Fund to comply with the 1940 Act and other applicable law. Any such delegation of proxy voting responsibility to the Sub-Adviser may be revoked or modified by the Board or the Adviser at any time.

The Sub-Adviser is authorized to instruct the Fund's custodian and/or broker(s) to forward promptly to the Sub-Adviser or designated service provider copies of all proxies and shareholder communications relating to securities held in the portfolio of a Fund

(other than materials relating to legal proceedings against the Fund). The Sub-Adviser may also instruct the Fund's custodian and/or broker(s) to provide reports of holdings in the portfolio of the Fund. The Sub-Adviser has the authority to engage a service provider to assist with administrative functions related to voting Fund proxies. The Trust shall direct the Fund's custodian and/or broker(s) to provide any assistance requested by the Sub-Adviser in facilitating the use of a service provider. In no event shall the Sub-Adviser have any responsibility to vote proxies that are not received on a timely basis. The Trust acknowledges that the Sub-Adviser, consistent with the Sub-Adviser's written proxy voting policies and procedures, may refrain from voting a proxy if, in the Sub-Adviser's discretion, refraining from voting would be in the best interests of the Fund and its shareholders.

         (d) RECORDKEEPING. The Sub-Adviser shall not be responsible for the provision of administrative, bookkeeping or accounting services to the Fund, except as otherwise provided herein or as may be necessary for the Sub-Adviser to supply to the Adviser, the Trust or its Board the information required to be supplied under this Agreement.

         The Sub-Adviser shall maintain separate books and detailed records of all matters pertaining to the Fund's assets advised by the Sub-Adviser required by Rule 31a-1 under the 1940 Act (other than those records being maintained by the Adviser, or any administrator custodian or transfer agent appointed by the
Fund) relating to its responsibilities provided hereunder with respect to the Fund, and shall preserve such records for the periods and in a manner prescribed therefore by Rule 31a-2 under the 1940 Act (the "Fund Books and Records"). The Fund Books and Records shall be available to the Adviser and the Board at any time upon request shall be delivered to the Trust upon the termination of this Agreement and shall be available without delay during any day the Trust is open for business.

         (e) HOLDINGS INFORMATION AND PRICING. The Sub-Adviser shall provide regular reports regarding the Fund's holdings, and may, on its own initiative, furnish the Adviser, the Trust and its Board from time to time with whatever information the Sub-Adviser believes is appropriate for this purpose. The Sub-Adviser agrees to notify the Adviser and the Board promptly if the Sub-Adviser reasonably believes that the value of any security held by a Fund may not reflect fair value. The Sub-Adviser agrees to provide upon request any pricing information of which the Sub-Adviser is aware to the Adviser, Trust, its Board and/or any Fund pricing agent to assist in the determination of the fair value of any Fund holdings for which market quotations are not readily available or as otherwise required in accordance with the 1940 Act or the Fund valuation procedures for the purpose of calculating the Trust's net asset value in accordance with procedures and methods established by the Board.

         (f) COOPERATION WITH AGENTS OF THE ADVISER AND THE TRUST. The Sub-Adviser agrees to cooperate with and provide reasonable assistance to the Adviser, the Trust and any Trust custodian or foreign sub-custodians, any Trust pricing agents and all other agents and representatives of the Adviser and the Trust with respect to such information regarding the Fund as such entities may reasonably request from time to time in the performance of their obligations, provide prompt responses to reasonable requests made by such persons and establish appropriate interfaces with each so as to promote the efficient exchange of information and compliance with applicable laws and regulations.

          (g) CONSULTATION WITH OTHER SUB-ADVISERS. In performance of its duties and obligations under this Agreement, the Sub-Adviser shall not consult with any other sub-adviser to the Fund or a sub-adviser to a portfolio that is under common control with the Fund concerning transactions for the Fund, except as permitted by the policies and procedures of the Fund. The Sub-Adviser shall not provide investment advice to any assets of the Fund other than the assets managed by the Sub-Adviser.

          2. CODE OF ETHICS. The Sub-Adviser has adopted a written code of ethics that it reasonably believes complies with the requirements of Rule 17j-1 under the 1940 Act, which it has provided to the Adviser and the Trust. The Sub-Adviser shall ensure that its Access Persons (as defined in the Sub-Adviser's Code of Ethics) comply in all material respects with the Sub-Adviser's Code of Ethics, as in effect from time to time. Upon request, the Sub-Adviser shall provide the Trust with (i) a copy of the Sub-Adviser's current Code of Ethics, as in effect from time to time, and (ii) a certification that it has adopted procedures reasonably necessary to prevent Access Persons from engaging in any conduct prohibited by the Sub-Adviser's Code of Ethics. Annually, the Sub-Adviser shall furnish a written report, which complies with the requirements of Rule 17j-1, concerning the Sub-Adviser's Code of Ethics to the Adviser and the Trust's Board. The Sub-Adviser shall respond to requests for information from the Adviser and the Trust as to violations of the Code by Access Persons and the sanctions imposed by the Sub-Adviser. The Sub-Adviser shall immediately notify the Adviser and the Trust of any material violation of the Code, whether or not such violation relates to a security held by any Fund.

          3. INFORMATION AND REPORTING. The Sub-Adviser shall provide the Adviser, the Trust, and their respective officers with such periodic reports concerning the obligations the Sub-Adviser has assumed under this Agreement as the Adviser and the Trust may from time to time reasonably request.

          (a) NOTIFICATION OF BREACH / COMPLIANCE REPORTS. The Sub-Adviser shall notify the Trust's Chief Compliance Officer and Adviser immediately upon detection of (i) any material failure to manage any Fund in accordance with its investment objectives and policies or any applicable law; or (ii) any material breach of any of the Fund's or the Adviser's policies, guidelines or procedures. In addition, the Sub-Adviser shall provide a quarterly report regarding the Fund's compliance with its investment objectives and policies, applicable law, including, but not limited to the 1940 Act and Subchapter M of the Code, and the Fund's and the Adviser's policies, guidelines or procedures as applicable to the Sub-Adviser's obligations under this Agreement. The Sub-Adviser acknowledges and agrees that the Adviser may, in its discretion, provide such quarterly compliance certifications to the Board. The Sub-Adviser agrees to correct any such failure promptly and to take any action that the Board and/or the Adviser may reasonably request in connection with any such breach. Upon request, the Sub-Adviser shall also provide the officers of the Trust with supporting certifications in connection with such certifications of Fund financial statements and disclosure controls pursuant to the Sarbanes-Oxley Act. The Sub-Adviser will promptly notify the Trust in the event (i) the Sub-Adviser is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board, or body, involving the affairs of the Trust (excluding class action suits in which a Fund is a member of the plaintiff class by reason of the Fund's ownership of shares in the defendant) or the compliance by the Sub-Adviser with the federal or state securities laws or (ii) an actual change in control of the Sub-Adviser resulting in an "assignment" (as defined in the 1940 Act) has occurred or is otherwise proposed to occur.

          (b) INSPECTION. Upon reasonable request, the Sub-Adviser agrees to make its records and premises (including the availability of the Sub-Adviser's employees for interviews) to the extent that they relate to the conduct of services provided to the Fund or the Sub-Adviser's conduct of its business as an investment adviser reasonably available for compliance audits by the Adviser or the Trust's officers, employees, accountants or counsel; in this regard, the Trust and the Adviser acknowledge that the Sub-Adviser shall have no obligation to make available proprietary information unrelated to the services provided to the Fund or any information related to other clients of the Sub-Adviser, except to the extent necessary for the Adviser to confirm the absence of any conflict of interest and compliance with any laws, rules or regulations in the management of the Fund.

          (c) BOARD AND FILINGS INFORMATION. The Sub-Adviser will also provide the Adviser and Trust with any information reasonably requested regarding its management of the Fund required for any meeting of the Board, or for any shareholder report, Form N-CSR, Form N-Q, Form N-PX, Form N-SAR, amended registration statement, proxy statement, or prospectus supplement to be filed by the Trust with the Commission. The Sub-Adviser will make its officers and employees available to meet with the Board from time to time on due notice to review its investment management services to the Fund in light of current and prospective economic and market conditions and shall furnish to the Board such information as may reasonably be necessary in order for the Board to evaluate this Agreement or any proposed amendments thereto.

          (d) TRANSACTION INFORMATION. The Sub-Adviser shall furnish to the Adviser and the Trust such information concerning portfolio transactions as may be necessary to enable the Adviser, Trust or their designated agents to perform such compliance testing on the Fund and the Sub-Adviser's services as the Adviser and the Trust may, in their sole discretion, determine to be appropriate. The provision of such information by the Sub-Adviser to the Adviser, Trust or their designated agents in no way relieves the Sub-Adviser of its own responsibilities under this Agreement.

          4. BROKERAGE.

          (a) PRINCIPAL TRANSACTIONS. In connection with purchases or sales of securities for the account of a Fund, neither the Sub-Adviser nor any of its directors, officers or employees will act as a principal or agent or receive any commission except as permitted by the 1940 Act.

          (b) PLACEMENT OF ORDERS. The Sub-Adviser shall arrange for the placing of all orders for the purchase and sale of securities for a Fund's account with brokers or dealers selected by the Sub-Adviser. In the selection of such brokers or dealers and the placing of such orders, the Sub-Adviser is directed at all times to seek for a Fund the most favorable execution and net price available under the circumstances. It is also understood that it is desirable for the Fund that the Sub-Adviser have access to brokerage and research services provided by brokers who may execute brokerage transactions at a higher cost to the Fund than may result when allocating brokerage to other brokers, consistent with section 28(e) of the 1934 Act and any Commission staff interpretations thereof. Therefore, the Sub-Adviser is authorized to place orders for the purchase and sale of securities for the Fund with such brokers, subject to review by the Adviser and the Board from time to time with respect to the extent and continuation of this practice. It is understood that the services provided by such brokers may be useful to the Sub-Adviser in connection with its or its affiliates' services to other clients.

          (c) AGGREGATED TRANSACTIONS. On occasions when the Sub-Adviser deems the purchase or sale of a security to be in the best interest of a Fund as well as other clients of the Sub-Adviser, the Sub-Adviser may, to the extent permitted by applicable law and regulations, aggregate the order for securities to be sold or purchased. In such event, the Sub-Adviser will allocate securities or futures contracts so purchased or sold, as well as the expenses incurred in the transaction, in the manner the Sub-Adviser reasonably considers to be equitable and consistent with its fiduciary obligations to a Fund and to such other clients under the circumstances.

          (d) AFFILIATED BROKERS. The Sub-Adviser or any of its affiliates may act as broker in connection with the purchase or sale of securities or other investments for a Fund, subject to: (a) the requirement that the Sub-Adviser seek to obtain best execution and price within the policy guidelines determined by the Board and set forth in a Fund's current Registration Statement; (b) the provisions of the 1940 Act; (c) the provisions of the Advisers Act; (d) the provisions of the 1934 Act; and (e) other provisions of applicable law. These brokerage services are not within the scope of the duties of the Sub-Adviser under this Agreement. Subject to the requirements of applicable law and any procedures adopted by the Board, the Sub-Adviser or its affiliates may receive brokerage commissions, fees or other remuneration from a Fund for these services in addition to the Sub-Adviser's fees for services under this Agreement.

          5. CUSTODY. Nothing in this Agreement shall permit the Sub-Adviser to take or receive physical possession of cash, securities or other investments of a Fund.

          6. ALLOCATION OF CHARGES AND EXPENSES. The Sub-Adviser will bear its own costs of providing services hereunder. Other than as herein specifically indicated, the Sub-Adviser shall not be responsible for a Fund's or the Adviser's expenses, including brokerage and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments.

          7. REPRESENTATIONS, WARRANTIES AND COVENANTS.

          (a) PROPERLY REGISTERED. The Sub-Adviser is registered as an investment adviser under the Advisers Act, and will remain so registered for the duration of this Agreement. The Sub-Adviser is not prohibited by the Advisers Act or the 1940 Act from performing the services contemplated by this Agreement, and to the best knowledge of the Sub-Adviser, there is no proceeding or investigation that is reasonably likely to result in the Sub-Adviser being prohibited from performing the services contemplated by this Agreement. The Sub-Adviser agrees to promptly notify the Trust of the occurrence of any event that would disqualify the Sub-Adviser from serving as an investment adviser to an investment company. The Sub-Adviser is in compliance in all material respects with all applicable federal and state law in connection with its investment management operations.

          (b) ADV DISCLOSURE. The Sub-Adviser has provided the Trust with a copy of Part I of its Form ADV as most recently filed with the Commission and its Part II as most recently updated and will, promptly after filing any amendment to its Form ADV with the Commission or updating its Part II, furnish a copy of such amendments or updates to the Trust. The information contained in the Adviser's Form ADV is accurate and complete in all material respects and does not omit to state any material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading.

          (c) FUND DISCLOSURE DOCUMENTS. The Sub-Adviser has reviewed and will in the future review, the Registration Statement, summary prospectus, prospectus, statement of additional information, periodic reports to shareholders, reports and schedules filed with the Commission (including any amendment, supplement or sticker to any of the foregoing) and advertising and sales material relating to the Fund (collectively the "Disclosure Documents") and represents and warrants that such Disclosure Documents contain or will contain no untrue statement of any material fact and do not and will not omit any statement of material fact required to be stated therein or necessary to make the statements therein not misleading.

          (d) USE OF THE NAME "CORNERSTONE ADVISORS." The Sub-Adviser has the right to use the name "Cornerstone Advisors" in connection with its services to the Trust. The Sub-Adviser is not aware of any threatened or existing actions, claims, litigation or proceedings that would adversely affect or prejudice the rights of the Sub-Adviser or the Trust to use the name "Cornerstone Advisors."

          (e) INSURANCE. The Sub-Adviser maintains errors and omissions insurance coverage in an appropriate amount and shall provide prior written notice to the Trust (i) of any material changes in its insurance policies or insurance coverage; or (ii) if any material claims will be made on its insurance policies. Furthermore, the Sub-Adviser shall, upon reasonable request, provide the Trust with any information it may reasonably require concerning the amount of or scope of such insurance.

          (f) NO DETRIMENTAL AGREEMENT. The Sub-Adviser represents and warrants that it has no arrangement or understanding with any party, other than the Trust, that would influence the decision of the Sub-Adviser with respect to its selection of securities for a Fund, and that all selections shall be done in accordance with what is in the best interest of the Fund.

          (g) CONFLICTS. The Sub-Adviser shall act honestly, in good faith and in the best interests of the Trust including requiring any of its personnel with knowledge of Fund activities to place the interest of the Fund first, ahead of their own interests, in all personal trading scenarios that may involve a conflict of interest with the Fund, consistent with its fiduciary duties under applicable law.

          (h) REPRESENTATIONS. The representations and warranties in this
Section 7 shall be deemed to be made on the date this Agreement is executed and at the time of delivery of the quarterly compliance report required by Section 3(a), whether or not specifically referenced in such report.

          8. The Name "Cornerstone Advisors." The Adviser has granted to the Trust a license to use the name "Cornerstone Advisors" (collectively, the "Name") as part of the name of the Fund. The foregoing authorization by the Adviser to the Trust to use the Name as part of the name of the Fund is not exclusive of the right of the Adviser itself to use, or to authorize others to use, the Name; the Sub-Adviser acknowledges and agrees that as between the Sub-Adviser and the Adviser, the Adviser has the right to use, or authorize others to use, the Name and the Sub-Adviser agrees to take such action as may reasonably be requested by the Adviser to give full effect to the provisions of this section. Without limiting the generality of the foregoing, the Sub-Adviser agrees that, upon any termination of this Agreement, the Sub-Adviser will not thereafter transact any business using the name "Cornerstone Advisors."

          9. Sub-Adviser's Compensation. The Fund shall pay to the Sub-Adviser, as compensation for the Sub-Adviser's services hereunder, a fee, determined as described in Schedule A that is attached hereto and made a part hereof. Such fee shall be computed daily and paid not less than monthly in arrears by the Fund.

          The Sub-Adviser will be compensated based on the portion of Fund assets allocated to the Sub-Adviser by the Adviser. The method for determining net assets of the Fund for purposes hereof shall be the same as the method for determining net assets for purposes of establishing the offering and redemption prices of Fund shares as described in the Fund's prospectus. In the event of termination of this Agreement, the fee provided in this Section shall be computed on the basis of the period ending on the last business day on which this Agreement is in effect subject to a pro rata adjustment based on the number of days elapsed in the current month as a percentage of the total number of days in such month.

          10. INDEPENDENT CONTRACTOR. In the performance of its duties hereunder, the Sub-Adviser is and shall be an independent contractor and, unless otherwise expressly provided herein or otherwise authorized in writing, shall have no authority to act for or represent the Fund, the Trust or the Adviser in any way or otherwise be deemed to be an agent of the Fund, the Trust or the Adviser. If any occasion should arise in which the Sub-Adviser gives any advice to its clients concerning the shares of a Fund, the Sub-Adviser will act solely as investment counsel for such clients and not in any way on behalf of the Fund.

          11. ASSIGNMENT AND AMENDMENTS. This Agreement shall automatically terminate, without the payment of any penalty, (i) in the event of its assignment (as defined in section 2(a)(4) of the 1940 Act) or (ii) in the event of the termination of the Management Agreement; provided that such termination shall not relieve the Adviser or the Sub-Adviser of any liability incurred hereunder.

          This Agreement may not be added to or changed orally and may not be modified or rescinded except by a writing signed by the parties hereto and in accordance with the 1940 Act, when applicable.

          12. DURATION AND TERMINATION.

          This Agreement shall become effective as of the date executed and shall remain in full force and effect continually thereafter, subject to renewal as provided in Section 12(c) and unless terminated automatically as set forth in
Section 11 hereof or until terminated as follows:

          (a) The Trust may cause this Agreement to terminate either (i) by vote of its Board or (ii) with respect to the Fund, upon the affirmative vote of a majority of the outstanding voting securities of the Fund; or

          (b) The Adviser may at any time terminate this Agreement by not more than sixty (60) days' nor less than thirty (30) days' written notice delivered or mailed by registered mail, postage prepaid, to the Sub-Adviser; or

          (c) The Sub-Adviser may at any time terminate this Agreement by not more than sixty (60) days' nor less than thirty (30) days' written notice delivered or mailed by registered mail, postage prepaid, to the Adviser; or

          (d) This Agreement shall automatically terminate two years from the date of its execution unless its renewal is specifically approved at least annually thereafter by (i) a majority vote of the Trustees, including a majority vote of such Trustees who are not interested persons of the Trust, the Adviser or the Sub-Adviser, at a meeting called for the purpose of voting on such approval; or (ii) the vote of a majority of the outstanding voting securities of the Fund; provided, however, that if the continuance of this Agreement is submitted to the shareholders of the Fund for their approval and such shareholders fail to approve such continuance of this Agreement as provided herein, the Sub-Adviser may continue to serve hereunder as to the Fund in a manner consistent with the 1940 Act and the rules and regulations thereunder; and

          (e) Termination of this Agreement pursuant to this Section shall be without payment of any penalty.

In the event of termination of this Agreement for any reason, the Sub-Adviser shall, immediately upon notice of termination or on such later date as may be specified in such notice, cease all activity on behalf of the Fund and with respect to any of its assets, except as expressly directed by the Adviser or as otherwise required by any fiduciary duties of the Sub-Adviser under applicable law. In addition, the Sub-Adviser shall deliver the Fund's Books and Records to the Adviser by such means and in accordance with such schedule as the Adviser shall direct and shall otherwise cooperate, as reasonably directed by the Adviser, in the transition of portfolio asset management to any successor of the Sub-Adviser, including the Adviser.

          13. CERTAIN DEFINITIONS. FOR THE PURPOSES OF THIS AGREEMENT:

          (a) "Affirmative vote of a majority of the outstanding voting securities of the Fund" shall have the meaning as set forth in the 1940 Act, subject, however, to such exemptions as may be granted by the Commission under the 1940 Act or any interpretations of the Commission staff.

          (b) "Interested persons" and "Assignment" shall have their respective meanings as set forth in the 1940 Act, subject, however, to such exemptions as may be granted by the Commission under the 1940 Act or any interpretations of the Commission staff.

          14. LIABILITY OF THE SUB-ADVISER.

          (a) The Sub-Adviser shall have responsibility for the accuracy and completeness (and liability for the lack thereof) of statements in the Fund's Disclosure Documents.

          (b) The Sub-Adviser shall be liable to the Fund for any loss (including transaction costs) incurred by the Fund as a result of any investment made by the Sub-Adviser in contravention of: (i) any investment policy, guideline or restriction set forth in the Registration Statement or as approved by the Board from time to time and provided to the Sub-Adviser; or (ii) applicable law, including but not limited to the 1940 Act and the Code (including but not limited to the Fund's failure to satisfy the diversification or source of income requirements of Subchapter M of the Code) (the investments described in this subsection (b) collectively are referred to as "Improper Investments").

          (c) The Sub-Adviser shall indemnify and hold harmless the Trust, each affiliated person of the Trust within the meaning of Section 2(a)(3) of the 1940 Act, and each person who controls the Trust within the meaning of Section 15 of the 1933 Act (any such person, an "Indemnified Party") against any and all losses, claims, damages, expenses or liabilities (including the reasonable cost of investigating and defending any alleged loss, claim, damage, expense or liability and reasonable counsel fees incurred in connection therewith) to which any such person may become subject under the 1933 Act, the 1934 Act, the 1940 Act or other federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages, expenses or liabilities (or actions in respect thereof) arise out of or are based upon: (i) a breach by the Sub-Adviser of this Agreement or of the representations and warranties made by the Sub-Adviser herein; (ii) any Improper Investment; (iii) any untrue statement or alleged untrue statement of a material fact contained in any Disclosure Document or the omission or alleged omission from a Disclosure Document of a material fact required to be stated therein or necessary to make the statements therein not misleading; or (iv) the Sub-Adviser's performance or non-performance of its duties hereunder; provided, however, that nothing herein shall be deemed to protect any Indemnified Party who is a Trustee or officer of the Trust against any liability to the Trust or to its shareholders to which such Indemnified Party would otherwise be subject by reason or willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person's office with the Trust.

          15. ENFORCEABILITY. Any term or provision of this Agreement which is invalid or unenforceable in any jurisdiction shall, as to such jurisdiction be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms or provisions of this Agreement or affecting the validity or enforceability of any of the terms or provisions of this Agreement in any other jurisdiction.

          16. LIMITATION OF LIABILITY. The parties to this Agreement acknowledge and agree that all litigation arising hereunder, whether direct or indirect, and of any and every nature whatsoever shall be satisfied solely out of the assets of the affected Fund and that no Trustee, officer or holder of shares of beneficial interest of the Fund shall be personally liable for any of the foregoing liabilities. The Trust's Certificate of Trust, as amended from time to time, is on file in the Office of the Secretary of State of the Commonwealth of Massachusetts. Such Certificate of Trust and the Trust's Agreement and Declaration of Trust describe in detail the respective responsibilities and limitations on liability of the Trustees, officers, and holders of shares of beneficial interest.

          17. CHANGE IN THE ADVISER'S OWNERSHIP. The Sub-Adviser agrees that it shall notify the Trust of any anticipated or otherwise reasonably foreseeable change in the ownership of the Sub-Adviser within a reasonable time prior to such change being effected.

          18. JURISDICTION. This Agreement shall be governed by and construed in accordance with the substantive laws of the Commonwealth of Massachusetts and the Sub-Adviser consents to the jurisdiction of courts, both state or federal, in Massachusetts, with respect to any dispute under this Agreement.

          19. PARAGRAPH HEADINGS. The headings of paragraphs contained in this Agreement are provided for convenience only, form no part of this Agreement and shall not affect its construction.

          20. COUNTERPARTS. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be signed on their behalf by their duly authorized officers as of the date first above written.

CORNERSTONE ADVISORS INC.

By:
Name:
Title:

WELLS FARGO PORTFOLIO RISK ADVISORS,
A DIVISION OF STRUCTURED ASSET INVESTORS, LLC

By:
Name:
Title:







                 SIGNATURE PAGE -- WFPRA SUB-ADVISORY AGREEMENT

                                   SCHEDULE A
                                     TO THE
                             SUB-ADVISORY AGREEMENT
                DATED __________________________ , 2014 BETWEEN
                           CORNERSTONE ADVISORS INC.
                                      AND
                      WELLS FARGO PORTFOLIO RISK ADVISORS,
                 A DIVISION OF STRUCTURED ASSET INVESTORS, LLC

Each Fund will pay to the Sub-Adviser as compensation for the Sub-Adviser's services rendered, a fee, computed daily at an annual rate based on the average daily net assets of the respective Fund as may be allocated by the Adviser to the Sub-Adviser from time to time under the following fee schedule:


FUND                                                        RATE
Public Alternatives Fund                                    [ ]%














                   SCHEDULE A -- WFPRA SUB-ADVISORY AGREEMENT

                                   ----------
                                   PROXY CARD
                                   ----------

[GRAPHIC OMITTED]

                                   CORNERSTONE ADVISORS PUBLIC ALTERNATIVES FUND

                                   PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS
                                   TO BE HELD ON JUNE 27, 2014



The undersigned, revoking prior proxies, hereby appoints Michael Beattie and Dianne Descoteaux, and each of them, as attorneys-in-fact and proxies of the undersigned, granted in connection with the voting of the shares subject hereto with full power of substitution, to vote shares held in the name of the undersigned on the record date at the Special Meeting of Shareholders of the Cornerstone Advisors Public Alternatives Fund (the "Fund") to be held at the offices of the Fund's administrator, SEI Investments Global Funds Services, One Freedom Valley Drive, Oaks, Pennsylvania 19456 on June 27, 2014 at [___ a.m.], Eastern time, or at any adjournment thereof, upon the Proposals described in the Notice of Meeting and accompanying Proxy Statement, which have been received by the undersigned.


                                                            YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED.  The undersigned acknowledges receipt with this Proxy Statement of the Board of Trustees.
                                                            Your signature(s) on this should be exactly as your name(s) appear on
[GRAPHIC OMITTED]                                           this Proxy.  If the shares are held jointly, each holder should sign this Proxy.  Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.





                                                            ------------------------------------------------------------------------
                                                            SIGNATURE                                              DATE
QUESTIONS ABOUT THIS PROXY? Should you have
any questions about the proxy materials or                  ------------------------------------------------------------------------
regarding how to vote your shares, please                   SIGNATURE (if held jointly)                            DATE
contact our proxy information line
TOLL-FREE AT 1-800-581-3949. Representatives                ------------------------------------------------------------------------
are available Monday through Friday 9:00 a.m.               Title - if a corporation, partnership or other entity
to 10:00 p.m. Eastern Time.


WHEN PROPERLY EXECUTED, THIS PROXY WILL BE VOTED AS INDICATED ON THE REVERSE SIDE OR "FOR" THE PROPOSAL IF NO CHOICE IS INDICATED. THE PROXY WILL BE VOTED IN ACCORDANCE WITH THE PROXY HOLDERS' BEST JUDGMENT AS TO ANY OTHER MATTERS THAT MAY ARISE AT THE MEETING.








                                        THREE OPTIONS FOR VOTING YOUR PROXY

[GRAPHIC OMITTED]        1. INTERNET           Log on to www.proxyonline.com. Make sure to have this
                                               proxy card available when you plan to vote your shares.
                                               You will need the control number found in the box at the
                                               right at the time you execute your vote.

[GRAPHIC OMITTED]        2. TELEPHONE          Simply dial toll-free 1-800-581-3949 and have this proxy
                                               card available at the time of the call.                              CONTROL NUMBER

                                                                                                                   [GRAPHIC OMITTED]

[GRAPHIC OMITTED]        3. MAIL               Simply sign, date, and complete the reverse side of this
                                               proxy card and return it in the postage paid envelope
                                               provided.


IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THIS SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON JUNE 27, 2014

THE PROXY STATEMENT FOR THIS MEETING IS AVAILABLE AT:
WWW.PROXYONLINE.COM/DOCS/CORNERSTONE.PDF



TAG ID:                             BAR CODE                    CUSIP:

                                                                      ----------
CORNERSTONE ADVISORS PUBLIC ALTERNATIVES FUND                         PROXY CARD
                                                                      ----------



TO VOTE, MARK ONE BOX IN BLUE OR BLACK INK. EXAMPLE: [X]


PROPOSALS:

                                                                                    FOR      AGAINST      ABSTAIN

1)   To appoint AJO, LP ("AJO") as a sub-adviser of the Fund and approve
     an investment sub-advisory agreement between Cornerstone Advisors,             [ ]        [ ]          [ ]
     Inc. and AJO with respect to the Fund.

2)   To appoint Wells Fargo Portfolio Risk Advisors, a Division of Structured
     Asset Investors, LLC ("WFPRA") as a sub-adviser of the Fund and approve        [ ]        [ ]          [ ]
     an investment sub-advisory agreement between Cornerstone Advisors, Inc.
     and WFPRA with respect to the Fund.



                           THANK YOU FOR VOTING


TAG ID:                             BAR CODE                    CUSIP: